                                                     FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS FOR
                                                                                        RASC SERIES 2006-EMX8 TRUST
                                                              (Filed pursuant to Rule 433; SEC File No. 333-131209)

MLN USA (GRAPHIC OMITTED)

FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS

PART I OF II

$698,610,000 (APPROXIMATE)

RASC SERIES 2006-EMX8 TRUST
Issuing Entity

MORTGAGE LENDERS NETWORK USA, INC.
Originator and Subservicer

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING CORPORATION
Master Servicer and Sponsor

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2006-EMX8

September 22, 2006

             ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES, LLC

EXPECTED TIMING:          Pricing Date:                     On or about  September 25, 2006
                          Settlement Date:                  On or about  September 28, 2006
                          First Payment Date:               October 25, 2006

STRUCTURE:                Fixed and ARMs:                   Senior / Subordinated structure
                          Rating Agencies:                  Moody's and S&P

-------------------------------------------------------------------------------------------------------------------
This Information was prepared by Residential Funding Securities, LLC in its capacity as underwriter.  This information should be considered only after reading the Statement Regarding Assumptions as to Securities,
Pricing Estimates and Other Information, which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

          STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

Any transactions in the certificates will be effected through Residential Funding Securities, LLC.

The information herein has been provided solely by Residential Funding Securities, LLC. ("RFS") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFS is a wholly owned subsidiary of RFC.

Neither the issuing entity nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuing entity or its affiliates.

THE DEPOSITOR HAS FILED A  REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS)  WITH THE SEC FOR THE OFFERING TO
WHICH THIS  COMMUNICATION  RELATES.  BEFORE YOU INVEST,  YOU SHOULD READ THE  PROSPECTUS IN THAT  REGISTRATION
STATEMENT AND OTHER  DOCUMENTS THE  DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE  INFORMATION  ABOUT THE
DEPOSITOR AND THE  OFFERING.  YOU MAY GET THESE  DOCUMENTS AT NO CHARGE BY VISITING  EDGAR ON THE SEC WEB SITE
AT WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR,  ANY UNDERWRITER OR ANY DEALER  PARTICIPATING  IN THE OFFERING
WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE (888) 523-3990.

The  certificates  may not be suitable for all investors.  RFS and its  affiliates  may acquire,  hold or sell positions in these certificates,  or in related derivatives,  and may have an investment or commercial banking relationship with the depositor.

No contract of sale for the certificates, written, oral or otherwise, will be effective between RFS and potential purchasers until a preliminary prospectus supplement is delivered by RFS to such potential purchasers and the potential purchaser and RFS enter into a contract after the delivery of such preliminary prospectus supplement.

The certificates referred to in these materials are being sold when, as and if issued.  The issuing entity is not obligated to issue such certificate or any similar certificate and RFS's obligation to deliver such certificate is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such certificate when, as and if issued by the issuing entity.  You are advised that the terms of the certificates of any series, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus for that series.  You are advised that certificates may not be issued that have the characteristics described in these materials.  RFS's obligation to sell such certificates to you is conditioned on the mortgage loans and certificates having the characteristics described in these materials.  If for any reason RFS does not deliver such certificates, RFS will notify you, and neither the issuing entity nor any underwriter will have any obligation to you to deliver all or any portion of the certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

Investors are urged to read the base prospectus, free writing prospectus or preliminary prospectus supplement and the prospectus supplement and other relevant documents filed or to be filed with the
Securities and Exchange Commission because they contain important information.

The  information in this free writing  prospectus is  preliminary,  and will be superseded by the  preliminary prospectus.  This free writing  prospectus  is being  delivered to you solely to provide you with  information about the offering of the  certificates  referred to in this free writing  prospectus  and to solicit an offer to purchase  the  certificates,  when,  as and if issued.  Any such offer to purchase  made by you will not be accepted and will not  constitute a contractual  commitment by you to purchase any of the  certificates  until we have  accepted  your offer to purchase  certificates.  We will not accept any offer by you to purchase  the certificates,  and you will not have any  contractual  commitment  to purchase any of the  certificates  until after you have received the preliminary  prospectus.  You may withdraw your offer to purchase  certificates at any time prior to our acceptance of your offer.  The  information in this free writing  prospectus  supersedes any information contained in any prior materials relating to the certificates.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

RFS and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the certificates mentioned herein or derivatives thereof (including options).  Information in these materials is current as of the date appearing on the material only.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these certificates prior to the time of your commitment to purchase any certificates.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these certificates in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFS's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFS does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility.  RFS (or any of its affiliates) or their officers, directors, analysts or employees may have positions in certificates, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such certificates, commodities or derivative instruments. In addition, RFS may make a market in the certificates referred to herein.

Finally,  RFS has not addressed the legal,  accounting and tax  implications  of the analysis with respect to you, and RFS strongly urges you to seek advice from your counsel, accountant and tax advisor.

                                               RASC SERIES 2006-EMX8
                                            $698,610,000 (APPROXIMATE)
                                        CHARACTERISTICS OF THE CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------
CLASS            APPROXIMATE    INTEREST  PRINCIPAL   EXPECTED        EXPECTED         ASSUMED       FINAL        EXPECTED
                                                         WAL      PRINCIPAL WINDOW    MATURITY     SCHEDULED       RATING
                                                      (YRS)(2)       (MONTHS)(2)       TO CALL    DISTRIBUTION   (MOODY'S /
                   SIZE(1)        TYPE      TYPE      CALL/MAT        CALL/MAT        DATE (7)      DATE (6)        S&P)
-------------- ---------------- --------- ---------- ------------ ------------------ ------------ ------------- -------------
A-I-1 (3)         $152,460,000  Floating     SEQ     1.00 / 1.00   1 - 21 / 1 - 21    Jun-2008      Jun-2030      Aaa/AAA
A-I-2 (3)           67,371,000  Floating     SEQ     2.00 / 2.00  21 - 28 / 21 - 28   Jan-2009      Apr-2035      Aaa/AAA
A-I-3 (3) (4)       73,325,000  Floating     SEQ     3.44 / 3.44  28 - 72 / 28 - 72   Sept-2012     Aug-2036      Aaa/AAA
                                                                   72 - 77 / 72 -
A-I-4 (3) (4)       25,406,000  Floating     SEQ     6.38 / 8.69         178          Feb-2013      Oct-2036      Aaa/AAA
A-II (3) (4)       238,063,000  Floating     SEQ     2.20 / 2.38  1 - 77 / 1 - 178    Feb-2013      Oct-2036      Aaa/AAA
M-1 (3) (4)                                                        46 - 77 / 46 -
(5)                 30,660,000  Floating     MEZ     4.78 / 5.29         155          Feb-2013      Oct-2036      Aa1/AA+
M-2  (3) (4)                                                       43 - 77 / 43 -
(5)                 26,645,000  Floating     MEZ     4.63 / 5.12         148          Feb-2013      Oct-2036       Aa2/AA
M-3  (3) (4)                                                       42 - 77 / 42 -
(5)                 16,060,000  Floating     MEZ     4.56 / 5.03         140          Feb-2013      Oct-2036      Aa3/AA-
M-4  (3) (4)                                                       41 - 77 / 41 -
(5)                 14,235,000  Floating     MEZ     4.52 / 4.97         135          Feb-2013      Oct-2036       A1/A+
M-5  (3) (4)                                                       40 - 77 / 40 -
(5)                 13,870,000  Floating     MEZ     4.49 / 4.92         130          Feb-2013      Oct-2036        A2/A
M-6  (3) (4)                                                       39 - 77 / 39 -
(5)                 12,045,000  Floating     MEZ     4.47 / 4.87         124          Feb-2013      Oct-2036       A3/A-
M-7  (3) (4)                                                       39 - 77 / 39 -
(5)                 10,220,000  Floating     MEZ     4.46 / 4.83         117          Feb-2013      Oct-2036     Baa1/BBB+
M-8  (3) (4)                                                       38 - 77 / 38 -
(5)                  7,665,000  Floating     MEZ     4.43 / 4.77         111          Feb-2013      Oct-2036      Baa2/BBB
M-9  (3) (4)                                                       38 - 77 / 38 -
(5)                 10,585,000  Floating     MEZ     4.43 / 4.71         105          Feb-2013      Oct-2036     Baa3/BBB-
TOTAL             $698,610,000
-------------- ---------------- --------- ---------- ------------ ------------------ ------------ ------------- -------------

      NOTES:
(1)      Class sizes subject to a 10% variance.
(2)      Pricing Speed Assumption:
         Fixed:   23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23%
         CPR thereafter).
         ARMs:    100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately
         2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).
(3)      The pass-through rate on the Class A and Class M Certificates will be equal to the least of (i)
         one-month LIBOR plus the related margin, (ii) the related Net WAC Cap Rate and (iii) 14.00% per annum.
(4)      If the 10% optional call is not exercised, the margin on the Class A-I-3, Class A-I-4 and Class A-II
         Certificates will double and the margin on the Class M Certificates will increase by a 1.5x multiple, in each case beginning on the second Distribution Date after the first possible optional call date.
(5)      The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.
(6)      For the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, the Final Scheduled Distribution Date
         will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust on the Optional Termination Date and no Excess Cash Flow on any Distribution
         Date.  For the Class A-I-4, Class A-II and Class M Certificates, the Final Scheduled Distribution Date
         is the Distribution Date in the month following the maturity of the latest maturing Mortgage Loan.
(7)      The Offered Certificates are priced to the Optional Call Date using 100% of the Pricing Speed Assumption.

ISSUING ENTITY:                     RASC Series 2006-EMX8 Trust.

CERTIFICATES:                       The  Class  A-I-1,  Class  A-I-2,  Class  A-I-3 and  Class  A-I-4  Certificates
                                    (collectively,  the  "Class A-I  Certificates")  are backed by first and second lien,  fixed-rate and  adjustable-rate  mortgage loans with original  principal balances that may or may not conform to Freddie Mac  limitations  (the "Group I
                                    Loans").

                                    The Class A-II  Certificates  are backed by first and second  lien,  fixed-rate and  adjustable-rate  mortgage loans with original principal balances that will conform to Freddie Mac limitations  (the "Group II Loans" and together with the
                                    Group I Loans, the "Mortgage Loans").

                                    The Class A-I  Certificates  and the Class A-II  Certificates  are  referred to together as the "Class A Certificates."

                                    The Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6, Class
                                    M-7,  Class M-8 and Class M-9  Certificates  (the  "Class M  Certificates"  and
                                    together  with the  Class A  Certificates,  the  "Offered  Certificates").  The
                                    Offered  Certificates  will be offered  pursuant to the  Prospectus  Supplement described below.

UNDERWRITERS:                       Residential Funding Securities, LLC and Barclays Capital Inc.

YIELD MAINTENANCE
AGREEMENT PROVIDER:                 Barclays Bank PLC

DEPOSITOR:                          Residential Asset Securities  Corporation ("RASC"), an affiliate of Residential
                                    Funding Corporation.

TRUSTEE:                            U.S. Bank National Association

MASTER SERVICER:                    Residential   Funding   Corporation   (the  "Seller",   "Master   Servicer"  or
                                    "Residential  Funding"),  an indirect  wholly-owned  subsidiary of  Residential
                                    Capital Corporation.

SUBSERVICER:                        Primary  servicing  for all of the mortgage  loans will be provided by Mortgage
                                    Lenders Network USA, Inc., see Origination and Servicing below.

CUT-OFF DATE:                       September  1, 2006 after  deducting  payments due during the month of September
                                    2006.

SETTLEMENT DATE:                    On or about September 28, 2006.

DISTRIBUTION DATES:                 25th of each  month  (or the next  business  day if such day is not a  business day) commencing on October 25, 2006.

FORM OF CERTIFICATES:               Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS:              For the Class A, Class M-1, Class M-2 and Class M-3 Certificates:  $100,000 and
                                    integral  multiples of $1 in excess  thereof;  for the Class M-4 through  Class
                                    M-9 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA CONSIDERATIONS:               Subject  to   considerations   described   in  the   prospectus,   the  Offered
                                    Certificates  are  expected to be  eligible  for  purchase by employee  benefit plans or other plans or arrangements  that are subject to ERISA or section 4975 of the Internal  Revenue  Code  (collectively,  "Plans"),  subject to important restrictions  described in the prospectus and prospectus  supplement.  However, investors  should  consult with their counsel with respect to the  consequences under ERISA and the  Internal  Revenue  Code of such a Plan's  acquisition  and ownership of such Offered Certificates.

LEGAL INVESTMENTS:                  The  Certificates  will not constitute  "mortgage  related  securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

TAX STATUS:                         One or more REMIC elections.

MORTGAGE LOANS:
                                        o        The Group I Loans will consist of first and second lien,
                                        fixed-rate  and  adjustable-rate  mortgage loans
                                        with  original  principal  balances  that may or may not conform to Freddie
                                        Mac  limitations.  The  pool  of  Group  I Loans  described  herein  has an approximate  aggregate  principal balance of $426,224,152 as of the Cut-off
                                        Date.  On the  closing  date,  the Group I Loans  will have an  approximate aggregate principal balance of $417,787,000 as of the Cut-off Date.

                                        o        The Group II Loans will consist of first and second lien,
                                        fixed-rate and  adjustable-rate  mortgage loans
                                        with  original   principal  balances  that  will  conform  to  Freddie  Mac
                                        limitations.   The  pool  of  Group  II  Loans  described   herein  has  an
                                        approximate  aggregate  principal balance of $318,517,719 as of the Cut-off
                                        Date.  On the  closing  date,  the Group II Loans will have an  approximate aggregate principal balance of $312,213,000 as of the Cut-off Date.

                                        o        As of the  Cut-off  Date,  approximately  4.71% and 2.75% of the
                                        Mortgage  Loans in Loan Group I and Loan
                                        Group II,  respectively,  provide for an initial interest only period of up to five years.

SILENT SECONDS:                     The mortgaged properties relating to approximately 36.13% of the statistical pool of first-lien Mortgage Loans, which are included in this pool are subject to a second-lien mortgage loan, ("Silent Seconds"), based solely on the
                                    information made available to the Depositor.   The weighted average combined
                                    original loan-to-value ratio of the Mortgage Loans, including the Silent
                                    Seconds is 91.34%.

THE ORIGINATOR AND
SUBSERVICER:                        Mortgage  Lenders  Network USA,  Inc.  originated  all of the Mortgage  Loans.
                                    Mortgage  Lenders  Network  USA,  Inc.  originates  loans  through a nationwide network of retail production  branches,  independent  mortgage brokers approved by Mortgage  Lenders  Network  USA,  Inc.  and also  through its  correspondent lending  division.  The executive offices of Mortgage Lenders Network USA, Inc.
                                    are located in Middletown, Connecticut.

                                    Residential Funding acquired all of the mortgage loans from Emax Financial
                                    Group, LLC. Emax Financial Group, LLC, is a mortgage banking company engaged in the mortgage banking business, which consists of acquisition and sale of residential mortgage loans secured primarily by one- to four-unit family residences, and the purchase and sale of mortgage servicing rights.

                                    Primary  servicing  will be provided by Mortgage  Lenders  Network  USA,  Inc.
                                    Mortgage  Lenders  Network  USA,  Inc.  is an  approved  Fannie Mae and Freddie
                                    Mac servicer.

                                    Performance information for certain Mortgage Lenders Network transactions is currently available at www.gmacrfcstaticpool.com.

PREPAYMENT ASSUMPTIONS:
                                        o        Fixed - 23% HEP (2.3% CPR in month 1, building to 23% CPR by month
                                         10, and  remaining  constant at 23% CPR
                                        thereafter).
                                        o        ARMs - 100% PPC (assumes that prepayments start at 2% CPR in month one,  increase by approximately  2.545%
                                        each month to 30% CPR in month  twelve,  and remain at 30% CPR until  month
                                        22, from month 23 to month 27, 50% CPR,  and from month 28 and  thereafter,
                                        35% CPR).

OPTIONAL CALL:                      If the  aggregate  principal  balance of the Mortgage  Loans falls below 10% of the aggregate  principal  balance of the Mortgage  Loans as of the Cut-Off Date
                                    (the "Optional Call Date"),  the master  servicer or its designee may terminate the trust.  The exercise of the optional call may be subject to  limitations as described in the prospectus supplement.
GROUP I BASIS RISK
SHORTFALL:                          With respect to any class of the Class A-I Certificates and any Distribution
                                    Date on which the Group I Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class calculated using the
                                    Group I Net WAC Cap Rate.

GROUP I BASIS RISK
SHORTFALL
CARRY-FORWARD AMOUNTS:              With respect to each class of the Class A-I Certificates and any Distribution
                                    Date, an amount equal to the aggregate amount of Group I Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Group I Basis Risk
                                    Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate for that class.

GROUP II BASIS RISK
SHORTFALL:                          With respect to the Class A-II Certificates and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of the Class A-II Certificates, an amount equal to the excess of (i) the accrued certificate interest for the Class A-II Certificates calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin over (ii) the accrued certificate interest for the Class A-II Certificates calculated using the Group II Net WAC Cap Rate
GROUP II BASIS RISK
SHORTFALL
CARRY-FORWARD AMOUNTS:              With respect to the Class A-II Certificates and any Distribution Date, an
                                    amount equal to the aggregate amount of Group II Basis Risk Shortfall on that
                                    Distribution Date, plus any unpaid Group II Basis Risk Shortfall from prior
                                    Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate for the Class A-II Certificates.

SUBORDINATE BASIS RISK
SHORTFALL:                          With respect to any class of Class M Certificates and any Distribution Date on which the Subordinate Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (x) the accrued certificate interest for that class calculated at a rate (not to exceed 14.000% per annum) equal to One-Month LIBOR plus the related margin over (y) the accrued certificate interest for that class calculated using the
                                    Subordinate Net WAC Cap Rate.

SUBORDINATE BASIS RISK
SHORTFALL CARRY-FORWARD
AMOUNT:                             With respect to each class of Class M Certificates and any Distribution Date, an amount equal to the aggregate amount of Subordinate Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Subordinate Basis
                                    Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate.

AVAILABLE DISTRIBUTION
AMOUNT:                             For any distribution date, an amount generally equal to the sum of the following amounts, net of amounts reimbursable to the master servicer and any subservicer:

                                    O   the aggregate amount of scheduled payments on the mortgage loans due during
                                        the related due period and received on or prior to the related determination date,
                                        after deduction of the master servicing fees and any subservicing fees in respect
                                        of the mortgage loans for that distribution date;

                                    O   unscheduled payments, including mortgagor prepayments on the mortgage loans,
                                        insurance proceeds, liquidation proceeds and subsequent recoveries from the
                                        mortgage loans, and proceeds from repurchases of and substitutions for the mortgage loans occurring during the preceding calendar month; and

                                    O   all advances made for that distribution date in respect of the mortgage loans.

                                    The Prospectus  Supplement  will describe any  adjustments  that may be made to the Available Distribution Amount.

RELIEF ACT SHORTFALLS:              With respect to any  Distribution  Date, the shortfall,  if any, in collections of interest  resulting  from the Service  Members Civil Relief Act, as amended, or any  similar  legislation  or  regulation.  Relief  Act  Shortfalls  will be covered by available  Excess Cash Flow in the current  period only.  Any Relief
                                    Act  Shortfalls  allocated  to the  Certificates  for the  current  period  not covered by Excess Cash Flow in the current period will remain unpaid.

CREDIT ENHANCEMENT:                 A.  SUBORDINATION.

                                    Credit  enhancement for the Class A Certificates will include the subordination of the Class M  Certificates.  Credit  enhancement for the Class M Certificates will include the  subordination of each class of the Class M Certificates  with a lower payment priority.

                                    INITIAL SUBORDINATION (INCLUDING THE INITIAL OVERCOLLATERALIZATION AMOUNT):

-------------------- ------------------- --------------- ----------------
CLASS                 EXPECTED RATING       INITIAL           AFTER
                                                            STEP-DOWN
                      (MOODY'S / S&P)    CREDIT SUPPORT      SUPPORT
-------------------- ------------------- --------------- ----------------

-------------------- ------------------- --------------- ----------------
Class A                   Aaa/AAA            23.75%          47.50%
-------------------- ------------------- --------------- ----------------
Class M-1                 Aa1/AA+            19.55%          39.10%
-------------------- ------------------- --------------- ----------------
Class M-2                  Aa2/AA            15.90%          31.80%
-------------------- ------------------- --------------- ----------------
Class M-3                 Aa3/AA-            13.70%          27.40%
-------------------- ------------------- --------------- ----------------
Class M-4                  A1/A+             11.75%          23.50%
-------------------- ------------------- --------------- ----------------
Class M-5                   A2/A             9.85%           19.70%
-------------------- ------------------- --------------- ----------------
Class M-6                  A3/A-             8.20%           16.40%
-------------------- ------------------- --------------- ----------------
Class M-7                Baa1/BBB+           6.80%           13.60%
-------------------- ------------------- --------------- ----------------
Class M-8                 Baa2/BBB           5.75%           11.50%
-------------------- ------------------- --------------- ----------------
Class M-9                Baa3/BBB-           4.30%            8.60%
-------------------- ------------------- --------------- ----------------

                                    For any class of Certificates, the Initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.  The initial Credit Support includes the initial
                                    Overcollateralization Amount.

B.

                                    OVERCOLLATERALIZATION ("OC")

-------------------------------------------------- ---------------------------

-------------------------------------------------- ---------------------------
INITIAL (% ORIG.)                                            4.30%
OC TARGET (% ORIG.)                                          4.30%
OC FLOOR (% ORIG.)                                           0.50%
OC STEPDOWN TARGET (% CURRENT)                               8.60%
OC HOLIDAY                                                    None
-------------------------------------------------- ---------------------------

C.       EXCESS SPREAD *

                                    Initially  equal to  approximately  373 basis points per annum,  for the 27 day initial accrual period.

                                    * - Excess  Spread is  calculated  on a 30/360  basis and at the Pricing  Speed
                                    Assumption.

D.       YIELD MAINTENANCE AGREEMENT.

                                    Any amounts payable under the Yield Maintenance Agreement on each Distribution
                                    Date will be included in Excess Cash Flow and will be distributed in accordance with the priority set forth below under "Excess Cash Flow
                                    Distributions."

EXCESS CASH FLOW
DISTRIBUTIONS:                      On any Distribution Date, the Excess Cash Flow will be allocated among the
                                    Certificates as set forth in the Prospectus Supplement in the following order of priority:

                                        (1)      as  part  of the  Principal  Distribution  Amount,
                                        to pay to the  holders  of the  Class  A and  Class  M
                                        Certificates  in reduction of their  certificate  principal  balances,  the principal  portion of realized  losses  previously  allocated to reduce the certificate  principal  balance of any Class A or Class M Certificates  and remaining unreimbursed, but only to the extent of subsequent recoveries;

                                        (2)      as  part  of the  Principal  Distribution  Amount,  to pay to the
                                        holders  of the  Class  A and  Class  M
                                        Certificates  in reduction of their  certificate  principal  balances,  the principal  portion of realized  losses  incurred  on the  related  Mortgage
                                        Loans for the preceding calendar month;

                                        (3)      to pay the holders of the Class A and Class M Certificates as part of the Principal  Distribution  Amount, any Overcollateralization Increase Amount;

                                        (4)      to pay the holders of Class A and Class M Certificates,  the amount of any prepayment  interest shortfalls
                                        allocated  thereto for that  Distribution  Date,  on a pro rata basis based on prepayment  interest  shortfalls  allocated  thereto,  to the extent not
                                        covered   by  the   Eligible   Master   Servicing   Compensation   on  that
                                        Distribution Date;

                                        (5)      to pay to the  holders  of the  Class A and  Class M  Certificates, any  prepayment  interest  shortfalls
                                        remaining  unpaid from prior  Distribution  Dates  together  with  interest
                                        thereon,   on  a  pro  rata  basis  based  on  unpaid  prepayment  interest shortfalls previously allocated thereto;

                                        (6)      to pay to the  holders  of the  Class A  Certificates,  the amount of any  Group I Basis  Risk  Shortfall
                                        Carry-Forward  Amount  or Group  II  Basis  Risk  Shortfall  Carry  Forward
                                        Amount,  as applicable,  on a pro rata basis,  based on the amount of Group
                                        I Basis  Risk  Shortfall  Carry-Forward  Amount  and  Group II  Basis  Risk
                                        Shortfall  Carry-Forward  Amount  previously  allocated thereto that remain unreimbursed,  and  then  to the  Class M  Certificates,  in the  order  of payment  priority,  the  amount of any  Subordinate  Basis  Risk  Shortfall
                                        Carry-Forward Amounts, remaining unpaid as of that Distribution Date;

                                        (7)      to pay to the  holders of the Class A and Class M  Certificates, the amount of any Relief Act  Shortfalls
                                        allocated  thereto,  on a pro rata  basis  based on Relief  Act  Shortfalls allocated thereto for that Distribution Date;

                                        (8)      to pay to the holders of the Class A  Certificates,  on a pro rata basis,  based on the amount of realized
                                        losses previously  allocated  thereto that remain  unreimbursed and then to the Class M Certificates,  in the order of payment priority,  the principal portion of any realized  losses  previously  allocated  thereto that remain unreimbursed; and

                                        (9)       to pay to the holders of the Class SB Certificates  and the
                                        Class R Certificates  any balance  remaining,
                                        in accordance with the terms of the pooling and servicing agreement.

                                    On any  Distribution  Date,  the amounts  described in clause (2) and (3) above will be paid first from  Excess  Cash Flow for that  Distribution  Date,  other than amounts  received by the trustee  under the Yield  Maintenance  Agreement, and second from  amounts  received by the trustee  under the Yield  Maintenance
                                    Agreement.

INTEREST ACCRUAL PERIOD:            From and  including  the  preceding  Distribution  Date (for the first  accrual period, the closing date) up to but excluding the current  Distribution Date on an actual/360 basis.

PASS-THROUGH RATES:                 Class A-I Pass-Through Rates:

                                    On each  Distribution  Date, the Class A-I  Pass-Through  Rate on each class of the Class A-I  certificates  will be a per annum rate equal to the least of (x)
                                    for any Distribution  Date which occurs prior to the second  Distribution  Date after the first possible  Optional Call Date,  One-Month LIBOR plus the related margin for such class, and beginning on the second  Distribution Date after the first  possible  Optional  Call Date,  and with  respect to the Class A-I-3 and
                                    Class A-I-4  Certificates,  One-Month LIBOR plus 2 times the related margin for such class, (y) the Group I Net WAC Cap Rate and (z) 14.00% per annum.

                                    Class A-II Pass-Through Rates:

                                    On each  Distribution  Date,  the Class  A-II  Pass-Through  Rate will be a per annum rate  equal to the least of (x) for any  Distribution  Date which  occurs prior to the second  Distribution  Date after the first possible  Optional Call
                                    Date,  One-Month  LIBOR plus the related  margin,  and  beginning on the second
                                    Distribution Date after the first possible Optional Call Date,  One-Month LIBOR plus 2 times  the  related  margin,  (y) the  Group II Net WAC Cap Rate and (z)
                                    14.00% per annum.

                                    Class M Pass-Through Rates:

                                    On each  Distribution  Date, the Pass-Through Rate on each class of the Class M
                                    Certificates  will  be a per  annum  rate  equal  to the  least  of (x) for any
                                    Distribution Date which occurs prior to the second  Distribution Date after the first possible Optional Call Date,  One-Month LIBOR plus the related margin for such  class,  and  beginning  on the second  Distribution  Date after the first possible Optional Call Date,  One-Month LIBOR plus 1.5 times the related margin for such class, (y) the Subordinate Net WAC Cap Rate and (z) 14.00% per annum.

GROUP I NET WAC
CAP RATE:                           For any  Distribution  Date, a per annum rate equal to the weighted  average of the Net  Mortgage  Rates of the Group I Loans using the Net  Mortgage  Rates in effect  for the  scheduled  payments  due on such  mortgage  loans  during  the related due period,  multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

GROUP II NET WAC
CAP RATE:                           For any  Distribution  Date, a per annum rate equal to the weighted  average of the Net Mortgage  Rates of the Group II Loans using the Net  Mortgage  Rates in effect  for the  scheduled  payments  due on such  mortgage  loans  during  the related due period,  multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

SUBORDINATE NET WAC
CAP RATE:                           With  respect  to any  Distribution  Date and the Class M  Certificates,  a per
                                    annum  rate equal to the  weighted  average of (i) the Group I Net WAC Cap Rate and (ii) the Group II Net WAC Cap Rate,  weighted  on the basis of the  related
                                    Subordinate Component.

NET WAC CAP RATE:                   The Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate or the  Subordinate
                                    Net WAC Cap Rate, as applicable.

SUBORDINATE COMPONENT:              With  respect  to each  loan  group and any  Distribution  Date,  the  positive excess,  if any, of the aggregate  principal  balance of the mortgage  loans in that loan  group,  over the  aggregate  certificate  principal  balance  of the
                                    related  Class  A  Certificates,   in  each  case  immediately  prior  to  that
                                    Distribution Date.

NET MORTGAGE RATE:                  With  respect to any  Mortgage  Loan,  the  mortgage  rate minus (a) the master servicing fee and (b) the sub-servicing fee.

ELIGIBLE MASTER
SERVICING COMPENSATION:             For any Distribution  Date, an amount equal to the lesser of (a) one-twelfth of
                                    0.125% of the  stated  principal  balance  of the  Mortgage  Loans  immediately preceding that  Distribution  Date, and (b) the sum of the master servicing fee payable to the Master  Servicer in respect of its master  servicing  activities and  reinvestment  income  received by the Master  Servicer on amounts  payable with respect to that  Distribution  Date with  respect to the  Mortgage  Loans.
                                    Excess  Cash  Flow  may  also  be  available  to  cover   prepayment   interest
                                    shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES:                           The Master  Servicer  will  advance  delinquent  principal  and interest to the extent the advance is  recoverable  from  future  collections  on the  Mortgage
                                    Loans.

OVERCOLLATERALIZATION AMOUNT:       With  respect  to any  Distribution  Date,  the  excess,  if  any,  of (a)  the aggregate stated  principal  balance of the Mortgage Loans before giving effect to  distributions of principal to be made on that  Distribution  Date, over (b)
                                    the  aggregate  certificate  principal  balance  of the  Class  A and  Class  M
                                    Certificates,  as of such date,  before  taking into account  distributions  of principal to be made on that Distribution Date.

REQUIRED
OVERCOLLATERALIZATION AMOUNT:       With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date,  an amount equal 4.30% of the aggregate  stated  principal  balance of the Mortgage
                                    Loans as of the Cut-off  Date,  (ii) on or after the Stepdown  Date  provided a
                                    Trigger  Event is not in effect,  the greater of (x) 8.60% of the then  current aggregate  outstanding  principal  balance of the  Mortgage  Loans after giving effect  to  distributions  to be  made on that  Distribution  Date  and (y) the
                                    Overcollateralization  Floor or (iii) on or after the related  Stepdown Date if a Trigger  Event is in effect,  the Required  Overcollateralization  Amount for
                                    the     immediately     preceding     Distribution     Date.    The    Required
                                    Overcollateralization   Amount   may  be   reduced   from  time  to  time  with
                                    notification to the rating agencies.

OVERCOLLATERALIZATION FLOOR:        0.50% of the aggregate  stated  principal  balance of the Mortgage Loans, as of the Cut-Off Date.

STEPDOWN DATE:                      The earlier to occur of (i) the Distribution  Date  immediately  succeeding the
                                    Distribution Date on which the aggregate  certificate  principal balance of the
                                    Class A  Certificates  has been  reduced  to zero or (ii) the later to occur of
                                    (x) the Distribution  Date in October 2009 and (y) the first  Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 47.50%.
OVERCOLLATERALIZATION
INCREASE AMOUNT:                    With  respect to any  Distribution  Date,  an amount equal to the lesser of (i)
                                    available  Excess Cash Flow available for payment of the  Overcollateralization
                                    Increase  Amount on that  Distribution  Date,  as  provided in clause (3) under
                                    "Excess  Cash  Flow  Distributions"  and (ii) the  excess,  if any,  of (x) the
                                    Required  Overcollateralization  Amount for that Distribution Date over (y) the
                                    Overcollateralization Amount for that Distribution Date.

OVERCOLLATERALIZATION
REDUCTION AMOUNT:                   With    respect   to   any    Distribution    Date   for   which   the   Excess
                                    Overcollateralization  Amount is, or would be,  after  taking into  account all other  distributions to be made on that Distribution  Date,  greater than zero, an amount  equal to the lesser of (i) the Excess  Overcollateralization  Amount for that  Distribution  Date  and (ii)  Principal  Remittance  Amount  for that
                                    Distribution Date.

EXCESS OVERCOLLATERALIZATION
AMOUNT:                             With  respect  to  any   Distribution   Date,  the  excess,   if  any,  of  the
                                    Overcollateralization Amount over the Required Overcollateralization Amount.

EXCESS CASH FLOW:                   For any  Distribution  Date,  the sum of (a) the  excess  of (1) the  Available
                                    Distribution  Amount  for that  distribution  date  over (2) the sum of (x) the interest  distribution  amount for the Certificates for that  Distribution Date and (y) the lesser of (i) the aggregate  certificate  principal  balance of the
                                    Offered  Certificates  immediately prior to such Distribution Date and (ii) the
                                    Principal  Remittance  Amount  for that  Distribution  Date to the  extent  not needed to pay interest on the Offered  Certificates on such Distribution  Date,
                                    (b) any Overcollateralization  Reduction Amount and (c) any amounts received by the trust under the Yield  Maintenance  Agreement for that  Distribution  Date.
                                    Excess  Cash Flow may be used to protect  the Class A and Class M  Certificates against realized losses by making an additional  payment of principal up to the amount of the  realized  losses to the extent  described  above in "Excess Cash
                                    Flow Distributions".

TRIGGER EVENT:
                                    A Trigger Event is in effect on any  Distribution  Date if either (i) the three month average of the related Sixty-Plus Delinquency  Percentage,  as determined on that  Distribution  Date  and the  immediately  preceding  two  Distribution
                                    Dates,  equals or exceeds 33.68% of the Senior  Enhancement  Percentage or (ii)
                                    cumulative  realized  losses  on the  Mortgage  Loans  as a  percentage  of the initial  aggregate  principal  balance of the Mortgage  Loans as of the Cut-off
                                    Date exceed the following amounts:

-------------------------- --------------------------------------------------------------------------------
                                                            LOSS TRIGGER
-------------------------- --------------------------------------------------------------------------------
Months 25-36               1.90% in the first month plus an additional 1/12th of 2.35% for every month thereafter
                           4.25% in the first month plus an additional 1/12th of 2.40% for every month
Months 37-48               thereafter
                           6.65% in the first month plus an additional 1/12th of 1.90% for every month
Months 49-60               thereafter
                           8.55% in the first month plus an additional 1/12th of 1.00% for every month
Months 61-72               thereafter
Months 73 and thereafter   9.55%
-------------------------- --------------------------------------------------------------------------------

SIXTY-PLUS DELINQUENCY
PERCENTAGE:                         With  respect  to  any  Distribution   Date,  the  fraction,   expressed  as  a
                                    percentage,  equal  to  (x)  the  aggregate  stated  principal  balance  of the
                                    Mortgage Loans that are 60 or more days  delinquent in payment of principal and interest for that  Distribution  Date,  including  Mortgage Loans in bankruptcy that  are 60 or  more  days  delinquent,  foreclosure  or  REO,  over  (y)  the aggregate stated principal balance of the Mortgage Loans immediately  preceding that Distribution Date.

SENIOR
ENHANCEMENT PERCENTAGE:             For any Distribution  Date, the percentage  obtained by dividing (x) the sum of
                                    (i) the aggregate  certificate  principal  balance of the Class M  Certificates
                                    and  (ii)  the  Overcollateralization   Amount,  in  each  case  prior  to  the
                                    distribution   of  the  aggregate   Principal   Distribution   Amount  on  such
                                    Distribution  Date,  by (y)  the  aggregate  stated  principal  balance  of the
                                    Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
                                    Distribution Date.

PRINCIPAL
DISTRIBUTION AMOUNT:
                                    On any  Distribution  Date, the lesser of (a) the  excess of (i) the  Available
                                    Distribution  Amount plus for  inclusion  in Excess  Cash Flow for  purposes of clause (b)(v) and (vi) in this definition,  the amounts received by the trustee under the Yield Maintenance  Agreement for that Distribution Date to the extent set forth in clauses  (2) and (3) under the  "Excess  Cash Flow  Distributions"
                                    above, over (ii) the interest  distribution amount and (b) the aggregate amount described below:

                                    (i)     the  principal  portion  of  all  scheduled  monthly  payments  on  the
                                            Mortgage  Loans  received or advanced  with  respect to the related due period;

                                    (ii)    the  principal  portion of all proceeds of the  repurchase  of Mortgage
                                            Loans,  or,  in the  case of a  substitution,  amounts  representing  a
                                            principal  adjustment,   as  required  by  the  pooling  and  servicing
                                            agreement during the preceding calendar month;

                                    (iii)   the principal portion of all other  unscheduled  collections other than subsequent  recoveries,  received  on the  Mortgage  Loans  during  the
                                            preceding   calendar  month,  or  deemed  to  be  received  during  the preceding  calendar  month,  including,  without  limitation,  full and partial  principal  prepayments made by the respective  mortgagors,  to the extent not distributed in the preceding month;

                                    (iv)    the lesser of  (a) subsequent  recoveries  for that  distribution  date and (b) the  principal  portion of any realized losses allocated to any class  of  offered  certificates  on  a  prior  distribution  date  and remaining unpaid;

                                    (v)     the lesser of (a) the Excess Cash Flow for that  distribution  date, to the  extent  not used in  clause (b)  (iv)  above on such  Distribution
                                            Date, and (b) the  principal  portion of any realized losses  incurred, or  deemed  to  have  been  incurred,  on  any  Mortgage  Loans  in the calendar month preceding that  Distribution  Date to the extent covered by  Excess  Cash Flow for that  Distribution  Date as  described  under
                                            "--Excess Cash Flow Distributions" above; and

                                    (vi)    the lesser of (a) the Excess Cash Flow for that  Distribution  Date, to the extent not used  pursuant  to clause (b) (iv) and (v) above on such
                                            Distribution  Date,  and  (b) the  amount of any  Overcollateralization
                                            Increase  Amount for that  Distribution  Date, to the extent covered by
                                            Excess  Cash  Flow  for  that  Distribution  Date  as  described  under
                                            "Excess Cash Flow Distributions" above;
                                    minus

                                    (vii)   the  amount  of any  Overcollateralization  Reduction  Amount  for that
                                            Distribution Date; and

                                    (viii)  any capitalization reimbursement amount.

                                    In no event will the Principal  Distribution Amount on any Distribution Date be
                                    less than zero or greater than the outstanding  aggregate certificate principal balance of the Class A Certificates and Class M Certificates.

PRINCIPAL REMITTANCE
AMOUNT:                             For  any  Distribution  Date,  the  sum  of  the  following  amounts:  (i)  the principal  portion of all  scheduled  monthly  payments on the  Mortgage  Loans received  or  advanced  with  respect  to the  related  due  period;  (ii)  the principal  portion of all proceeds of the  repurchase of Mortgage  Loans or, in the case of  substitution,  amounts  representing  a  principal  adjustment  as required in the pooling and servicing  agreement during the preceding  calendar month;  and (iii) the principal  portion of all other  unscheduled  collections received on the Mortgage Loans during the preceding  calendar month  including, without  limitation,  full  and  partial  principal  prepayments  made  by  the respective  mortgagors,  to the extent not  distributed in the preceding  month but excluding subsequent recoveries.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  distribution  date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  distribution date, the Principal  Distribution  Amount for that distribution date or (ii) on or  after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that distribution date, the lesser of:
                                    the Principal Distribution Amount for that distribution date; and

                                    the excess, if any, of (A) the aggregate  Certificate  Principal Balance of the
                                    Class A  Certificates  immediately prior to that distribution date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and
                                    (2) the aggregate Stated  Principal  Balance of the mortgage loans after giving effect  to  distributions  to be  made on that  distribution  date  and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the  mortgage loans after  giving  effect to  distributions  to be made on that  distribution date, over the Overcollateralization Floor.

GROUP I PRINCIPAL DISTRIBUTION AMOUNT:

                                    On any distribution  date, the Class A Principal  Distribution  Amount for that distribution  date  multiplied  by a fraction,  the  numerator  of which is the portion of the  Principal  Allocation  Amount  related to Loan Group I for that distribution  date and the  denominator  of which is the  Principal  Allocation
                                    Amount for all of the mortgage loans for that distribution date.

GROUP II PRINCIPAL DISTRIBUTION AMOUNT:

                                    On any distribution  date, the Class A Principal  Distribution  Amount for that distribution  date  multiplied  by a fraction,  the  numerator  of which is the portion of the Principal  Allocation  Amount  related to Loan Group II for that distribution  date and the  denominator  of which is the  Principal  Allocation
                                    Amount for all of the mortgage loans for that distribution date.

PRINCIPAL ALLOCATION AMOUNT:

                                    With respect to any distribution date, the sum of (a) the Principal  Remittance
                                    Amount for that  distribution  date, (b) any Realized Losses covered by amounts included in clause (iv) of the definition of Principal  Distribution Amount and
                                    (c) the  aggregate  amount of the principal  portion of Realized  Losses on the mortgage loans in the calendar month preceding that  distribution  date, to the extent  covered by Excess Cash Flow included in clause (v) of the definition of
                                    Principal  Distribution  Amount;  provided,  however,  that on any distribution date on which  there is (i)  insufficient  Subsequent  Recoveries  to cover all unpaid  Realized Losses on the mortgage loans described in clause (b) above, in determining  the  Group  I  Principal  Distribution  Amount  and the  Group  II
                                    Principal  Distribution Amount,  Subsequent Recoveries will be allocated to the
                                    Class A-I  Certificates  and Class A-II  Certificates,  pro rata,  based on the principal  portion of unpaid Realized Losses from prior  distribution  dates on the  Group I Loans  and Group II  Loans,  respectively,  and (ii)  insufficient
                                    Excess Cash Flow to cover all Realized  Losses on the mortgage loans  described in clause (c) above, in determining the Group I Principal  Distribution  Amount and the Group II Principal  Distribution Amount, the Excess Cash Flow remaining after the allocation described in clause (b) or (i) above, as applicable,  will be allocated to the Class A-I  Certificates  and Class A-II  Certificates,  pro
                                    rata,  based on the principal  portion of Realized  Losses  incurred during the calendar month preceding that  distribution date on the Group I Loans and Group
                                    II Loans, respectively.

INTEREST
DISTRIBUTIONS:                      Distributions  to the holders of the  Certificates  will be made  generally  as follows:
                                    From the  Available  Distribution  Amount  remaining  after payment of certain fees and  expenses,  distribution  of accrued  and unpaid  interest  (less any prepayment  interest  Shortfalls  not  covered by  Eligible  Master  Servicing
                                    Compensation  or any Relief Act  shortfalls)  to the holders of  Certificates, in the following order of priority:

(i)      To each  class of the  Class A  Certificates,  pursuant  to the  Class A  Interest  Distribution  Priority described below;
(ii)     To the Class M-1 Certificates;
(iii)    To the Class M-2 Certificates;
(iv)     To the Class M-3 Certificates;
(v)      To the Class M-4 Certificates;
(vi)     To the Class M-5 Certificates;
(vii)    To the Class M-6 Certificates;
(viii)   To the Class M-7 Certificates;
(ix)     To the Class M-8 Certificates; and
(x)      To the Class M-9 Certificates.

CLASS A INTEREST
DISTRIBUTION PRIORITY:              With respect to each class of Class A Certificates and any  Distribution  Date, the amount  available for payment of accrued  certificate  interest thereon for that  Distribution  Date plus accrued  certificate  interest thereon  remaining unpaid  from any prior  Distribution  Date,  in the  amounts  and  priority  as follows:

                                    o        first,  concurrently,  to the Class A-I  Certificates,  pro rata, from the Class A-I Interest  Remittance
                                    Amount,  and to the  Class  A-II  Certificates,  from the Class  A-II  Interest
                                    Remittance Amount;

                                    o        second,  to the Class A-I  Certificates,  pro rata,  from the remaining  Class A-II  Interest  Remittance
                                    Amount  or to the  Class  A-II  Certificates,  from  the  remaining  Class  A-I
                                    Interest   Remittance   Amount,   as  needed  after  taking  into  account  any
                                    distribution  in respect of interest on the Class A Certificates  made in first above;

                                    o        third,  concurrently,  from the  Principal  Remittance  Amount related  to Loan  Group I to the Class A-I
                                    Certificates,  pro rata,  and from the Principal  Remittance  Amount related to
                                    Loan Group II to the Class A-II  Certificates,  after  taking into  account any distributions in respect of interest on the Class A Certificates  made in first and second above; and

                                    o        fourth,  from the  remaining  Principal  Remittance  Amount related  to Loan  Group II to the  Class  A-I
                                    Certificates,  pro rata,  or from the  remaining  Principal  Remittance  Amount related to Loan Group I to the Class A-II Certificates,  as needed after taking into  account  any  distributions  in  respect  of  interest  on  the  Class  A
                                    Certificates made in first, second and third above.

CLASS A-I INTEREST
REMITTANCE AMOUNT:                  With  respect  to  any   Distribution   Date,  the  portion  of  the  available
                                    distribution  amount  for  that  Distribution  Date  attributable  to  interest received or advanced with respect to the Group I Loans.

CLASS A-II INTEREST
REMITTANCE AMOUNT:                 With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.

PRINCIPAL DISTRIBUTIONS:
                                     The Principal Distribution Amount will be distributed as follows:

                                        (i)      To the Class A  Certificates,  the Class A Principal
                                           Distribution  Amount,  allocated as described  below
                                           under  "Class A  Principal  Distributions"  until the  certificate principal balances thereof are reduced to zero;
                                        (ii)     To the Class  M-1  Certificates,  the  Class M-1
                                           Principal  Distribution  Amount,  until the  certificate
                                           principal  balance  of the Class M-1  Certificates  is  reduced to zero;
                                        (iii)    To the Class  M-2  Certificates,  the  Class M-2
                                           Principal  Distribution  Amount,  until the  certificate
                                           principal  balance  of the Class M-2  Certificates  is  reduced to zero;
                                        (iv)     To the Class  M-3  Certificates,  the  Class M-3
                                           Principal  Distribution  Amount,  until the  certificate
                                           principal  balance  of the Class M-3  Certificates  is  reduced to zero;
                                        (v)      To the Class  M-4  Certificates,  the  Class M-4
                                           Principal  Distribution  Amount,  until the  certificate
                                           principal  balance  of the Class M-4  Certificates  is  reduced to zero;
                                        (vi)     To the Class  M-5  Certificates,  the  Class M-5
                                           Principal  Distribution  Amount,  until the  certificate
                                           principal  balance  of the Class M-5  Certificates  is  reduced to zero;
                                        (vii)    To the Class  M-6  Certificates,  the  Class M-6
                                           Principal  Distribution  Amount,  until the  certificate
                                           principal  balance  of the Class M-6  Certificates  is  reduced to zero;
                                        (viii)   To the Class  M-7  Certificates,  the  Class M-7
                                           Principal  Distribution  Amount,  until the  certificate
                                           principal  balance  of the Class M-7  Certificates  is  reduced to zero;
                                        (ix)     To the Class  M-8  Certificates,  the  Class M-8
                                           Principal  Distribution  Amount,  until the  certificate
                                           principal  balance  of the Class M-8  Certificates  is  reduced to zero; and
                                        (x)      To the Class  M-9  Certificates,  the  Class M-9
                                           Principal  Distribution  Amount,  until the  certificate
                                           principal  balance  of the Class M-9  Certificates  is  reduced to zero.

CLASS A PRINCIPAL
DISTRIBUTIONS:                      The Group I Principal Distribution Amount will be distributed as follows:

                                        o        first, to the Class A-I-1,  Class A-I-2 Class A-I-3 and
                                            Class A-I-4  Certificates,  in that order, in each
                                            case until the Certificate  Principal  Balance thereof has been reduced to zero; and

                                        o        second, to the Class A-II Certificates,  until the Certificate
                                            Principal Balance thereof has been reduced
                                            to zero.

                                    The Group II Principal Distribution Amount will be distributed as follows:

                                        o        first, to the Class A-II  Certificates,  until the Certificate
                                           Principal Balance thereof has been reduced to zero; and

                                        o        second,  to the Class A-I-1,  Class A-I-2,  Class A-I-3 and
                                            Class A-I-4  Certificates,  in that order,  in
                                            each case until the  Certificate  Principal  Balance  thereof  has been reduced to zero.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount or (ii) on or
                                    after  the  Stepdown  Date  if a  Trigger  Event  is not  in  effect  for  that
                                    Distribution Date, the lesser of:

                                        o        the remaining  Principal  Distribution Amount for that
                                        Distribution Date after distribution of the Class A Principal Distribution Amount; and
                                        o        the  excess,  if any, of (A) the sum of (1) the  aggregate certificate  principal  balance of the Class A
                                        Certificates  (after  taking  into  account  the  payment  of the  Class  A
                                        Principal  Distribution  Amount  for that  Distribution  Date)  and (2) the certificate  principal  balance of the Class M-1  Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of
                                        (1) the applicable  Subordination  Percentage and (2) the aggregate  stated
                                        principal   balance  of  the  Mortgage   Loans  after   giving   effect  to
                                        distributions to be made on that  Distribution  Date and (y) the excess, if any,  of the  aggregate  stated  principal  balance of the  Mortgage  Loans after  giving  effect  to  distributions  to be made  on that  Distribution
                                        Date, over the Overcollateralization Floor.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal  Distribution Amounts
                                    or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

                                        o        the remaining  Principal  Distribution Amount for that
                                        Distribution Date after distribution of the Class A
                                        and Class M-1 Principal Distribution Amounts; and
                                        o        the excess, if any, of (A) the sum of (1) the aggregate
                                        certificate  principal balance of the Class A and
                                        Class M-1  Certificates  (after  taking  into  account  the  payment of the
                                        Class  A  and   Class  M-1   Principal   Distribution   Amounts   for  that
                                        Distribution  Date) and (2) the certificate  principal balance of the Class
                                        M-2 Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  stated  principal  balance  of the  Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate stated  principal  balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

CLASS M-3 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution  of  the  Class  A,  Class  M-1  and  Class  M-2  Principal
                                    Distribution  Amounts or (ii) on or after the Stepdown  Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                                        o        the remaining  Principal  Distribution  Amount for that
                                        Distribution Date after  distribution of the Class
                                        A, Class M-1 and Class M-2 Principal Distribution Amounts; and
                                        o        the excess,  if any, of (A) the sum of (1) the  aggregate
                                        certificate  principal  balance of the Class A,
                                        Class  M-1 and  Class M-2  Certificates  (after  taking  into  account  the payment  of the Class A,  Class M-1 and  Class M-2  Principal  Distribution
                                        Amounts  for that  Distribution  Date)  and (2) the  certificate  principal
                                        balance  of  the  Class  M-3   Certificates   immediately   prior  to  that
                                        Distribution  Date  over  (B)  the  lesser  of (x) the  product  of (1) the
                                        applicable   Subordination   Percentage   and  (2)  the  aggregate   stated
                                        principal   balance  of  the  Mortgage   Loans  after   giving   effect  to
                                        distributions to be made on that  Distribution  Date and (y) the excess, if any,  of the  aggregate  stated  principal  balance of the  Mortgage  Loans after  giving  effect  to  distributions  to be made  on that  Distribution
                                        Date, over the Overcollateralization Floor.

CLASS M-4 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution  of the  Class  A,  Class  M-1,  Class  M-2 and  Class  M-3
                                    Principal  Distribution  Amounts  or (ii) on or after  the  Stepdown  Date if a
                                    Trigger Event is not in effect for that Distribution Date, the lesser of:

                                        o        the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class
                                        A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and
                                        o        the excess,  if any, of (A) the sum of (1) the  aggregate
                                        certificate  principal  balance of the Class A,
                                        Class  M-1,  Class  M-2 and  Class  M-3  Certificates  (after  taking  into account  the  payment of the Class A,  Class  M-1,  Class M-2 and Class M-3
                                        Principal  Distribution  Amounts  for that  Distribution  Date) and (2) the certificate  principal  balance of the Class M-4  Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of
                                        (1) the applicable  Subordination  Percentage and (2) the aggregate  stated
                                        principal   balance  of  the  Mortgage   Loans  after   giving   effect  to
                                        distributions to be made on that  Distribution  Date and (y) the excess, if any,  of the  aggregate  stated  principal  balance of the  Mortgage  Loans after  giving  effect  to  distributions  to be made  on that  Distribution
                                        Date, over the Overcollateralization Floor.

CLASS M-5 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution  of the Class A, Class M-1,  Class M-2, Class M-3 and Class
                                    M-4 Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a
                                    Trigger Event is not in effect for that Distribution Date, the lesser of:

                                        o        the remaining  Principal  Distribution  Amount for that
                                        Distribution Date after  distribution of the Class
                                        A, Class M-1,  Class M-2,  Class M-3 and Class M-4  Principal  Distribution
                                        Amounts; and
                                        o        the excess,  if any, of (A) the sum of (1) the  aggregate
                                        certificate  principal  balance of the Class A,
                                        Class M-1,  Class M-2, Class M-3 and Class M-4  Certificates  (after taking into  account the payment of the Class A, Class M-1,  Class M-2,  Class M-3 and Class M-4 Principal  Distribution  Amounts for that Distribution  Date)
                                        and (2) the  certificate  principal  balance of the Class M-5  Certificates immediately  prior to that  Distribution  Date  over (B) the  lesser of (x)
                                        the  product of (1) the  applicable  Subordination  Percentage  and (2) the aggregate  stated  principal  balance of the  Mortgage  Loans after  giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate stated principal  balance of the Mortgage
                                        Loans  after   giving   effect  to   distributions   to  be  made  on  that
                                        Distribution Date, over the Overcollateralization Floor.

CLASS M-6 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class M-4
                                    and Class M-5 Principal  Distribution  Amounts or (ii) on or after the Stepdown
                                    Date if a  Trigger  Event is not in  effect  for that  Distribution  Date,  the lesser of:

                                        o        the remaining  Principal  Distribution  Amount for that
                                        Distribution Date after  distribution of the Class
                                        A, Class  M-1,  Class M-2,  Class  M-3,  Class M-4 and Class M-5  Principal
                                        Distribution Amounts; and
                                        o        the excess,  if any, of (A) the sum of (1) the  aggregate
                                        certificate  principal  balance of the Class A,
                                        Class M-1,  Class  M-2,  Class  M-3,  Class M-4 and Class M-5  Certificates
                                        (after  taking into  account  the payment of the Class A, Class M-1,  Class
                                        M-2, Class M-3, Class M-4 and Class M-5 Principal  Distribution  Amount for
                                        that  Distribution  Date) and (2) the certificate  principal balance of the
                                        Class M-6 Certificates  immediately  prior to that  Distribution  Date over
                                        (B) the  lesser  of (x) the  product  of (1) the  applicable  Subordination
                                        Percentage and (2) the aggregate stated  principal  balance of the Mortgage
                                        Loans  after   giving   effect  to   distributions   to  be  made  on  that
                                        Distribution  Date and (y) the  excess,  if any,  of the  aggregate  stated
                                        principal   balance  of  the  Mortgage   Loans  after   giving   effect  to
                                        distributions   to  be  made   on  that   Distribution   Date,   over   the
                                        Overcollateralization Floor.

CLASS M-7 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5 and Class M-6 Principal  Distribution Amounts or (ii) on or after the
                                    Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

                                        o        the remaining  Principal  Distribution  Amount for that
                                        Distribution Date after  distribution of the Class
                                        A, Class  M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5 and Class M-6
                                        Principal Distribution Amounts; and
                                        o        the excess,  if any, of (A) the sum of (1) the  aggregate
                                        certificate  principal  balance of the Class A,
                                        Class  M-1,  Class  M-2,  Class  M-3,  Class  M-4,  Class M-5 and Class M-6
                                        Certificates  (after  taking into account the payment of the Class A, Class
                                        M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5 and Class M-6 Principal
                                        Distribution  Amounts for that  Distribution  Date) and (2) the certificate principal  balance of the Class M-7 Certificates  immediately prior to that
                                        Distribution  Date  over  (B)  the  lesser  of (x) the  product  of (1) the
                                        applicable   Subordination   Percentage   and  (2)  the  aggregate   stated
                                        principal   balance  of  the  Mortgage   Loans  after   giving   effect  to
                                        distributions to be made on that  Distribution  Date and (y) the excess, if any,  of the  aggregate  stated  principal  balance of the  Mortgage  Loans after  giving  effect  to  distributions  to be made  on that  Distribution
                                        Date, over the Overcollateralization Floor.

CLASS M-8 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5,  Class M-6 and Class M-7 Principal  Distribution  Amounts or (ii) on
                                    or  after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
                                    Distribution Date, the lesser of:

                                        o        the remaining  Principal  Distribution  Amount for that
                                        Distribution Date after  distribution of the Class
                                        A, Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6 and
                                        Class M-7 Principal Distribution Amounts; and
                                        o        the excess,  if any, of (A) the sum of (1) the  aggregate
                                        certificate  principal  balance of the Class A,
                                        Class M-1,  Class  M-2,  Class M-3,  Class  M-4,  Class M-5,  Class M-6 and
                                        Class M-7  Certificates  (after  taking  into  account  the  payment of the
                                        Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6
                                        and Class M-7 Principal  Distribution  Amounts for that Distribution  Date)
                                        and (2) the  certificate  principal  balance of the Class M-8  Certificates immediately  prior to that  Distribution  Date  over (B) the  lesser of (x)
                                        the  product of (1) the  applicable  Subordination  Percentage  and (2) the aggregate  stated  principal  balance of the  Mortgage  Loans after  giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate stated principal  balance of the Mortgage
                                        Loans  after   giving   effect  to   distributions   to  be  made  on  that
                                        Distribution Date, over the Overcollateralization Floor.

CLASS M-9 PRINCIPAL
DISTRIBUTION AMOUNT:                With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution
                                    Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5,  Class M-6, Class M-7 and Class M-8 Principal  Distribution  Amounts
                                    or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

                                        o        the remaining  Principal  Distribution  Amount for that
                                        Distribution Date after  distribution of the Class
                                        A,  Class M-1,  Class M-2,  Class  M-3,  Class M-4,  Class M-5, Class M-6,
                                        Class M-7 and Class M-8 Principal Distribution Amounts; and
                                        o        the excess,  if any, of (A) the sum of (1) the  aggregate
                                        certificate  principal  balance of the Class A,
                                        Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6, Class
                                        M-7 and Class M-8  Certificates  (after  taking into account the payment of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class
                                        M-6,  Class M-7 and  Class  M-8  Principal  Distribution  Amounts  for that
                                        Distribution  Date) and (2) the certificate  principal balance of the Class
                                        M-9 Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  stated  principal  balance  of the  Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate stated  principal  balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

SUBORDINATION
PERCENTAGE:                         As to any class of Class A or Class M Certificates,  the respective approximate percentage set forth below:

--------------------- ------------------------ -------------------
CLASS                     EXPECTED RATING       SUBORDINATION %
                          (MOODY'S / S&P)
--------------------- ------------------------ -------------------

--------------------- ------------------------
                                               -------------------
Class A                       Aaa/AAA                52.50%
--------------------- ------------------------ -------------------
Class M-1                     Aa1/AA+                60.90%
--------------------- ------------------------ -------------------
Class M-2                     Aa2/AA                 68.20%
--------------------- ------------------------ -------------------
Class M-3                     Aa3/AA-                72.60%
--------------------- ------------------------ -------------------
Class M-4                      A1/A+                 76.50%
--------------------- ------------------------ -------------------
Class M-5                      A2/A                  80.30%
--------------------- ------------------------ -------------------
Class M-6                      A3/A-                 83.60%
--------------------- ------------------------ -------------------
Class M-7                    Baa1/BBB+               86.40%
--------------------- ------------------------ -------------------
Class M-8                    Baa2/BBB                88.50%
--------------------- ------------------------ -------------------
Class M-9                    Baa3/BBB-               91.40%
--------------------- ------------------------ -------------------

SUBSEQUENT RECOVERIES:              Subsequent recoveries,  net of reimbursable expenses,  with respect to Mortgage
                                    Loans  that  have  been  previously  liquidated  and that  have  resulted  in a realized loss.

ALLOCATION OF LOSSES:               Any realized losses will be allocated or covered as follows:

(i)      By Excess Cash Flow for the related Distribution Date;
(ii)     By reduction  of the  Overcollateralization  Amount,  until  reduced to zero (as further  described in the prospectus supplement);
(iii)    To the Class M-9 Certificates, until reduced to zero;
(iv)     To the Class M-8 Certificates, until reduced to zero;
(v)      To the Class M-7 Certificates, until reduced to zero;
(vi)     To the Class M-6 Certificates, until reduced to zero;
(vii)    To the Class M-5 Certificates, until reduced to zero;
(viii)   To the Class M-4 Certificates, until reduced to zero;
(ix)     To the Class M-3 Certificates, until reduced to zero;
(x)      To the Class M-2 Certificates, until reduced to zero;
(xi)     To the Class M-1 Certificates, until reduced to zero; and
(xii)    To the Class A-I  Certificates,  losses on the Group I Loans on a pro-rata  basis;  until  reduced to zero and to the  Class  A-II  Certificates,  losses on the Group II Loans until reduced to zero.

PRELIMINARY
PROSPECTUS:                The Offered Certificates will be offered pursuant to a Preliminary Prospectus which includes a Preliminary Prospectus Supplement (together, the "Preliminary
                           Prospectus").  Additional information with respect to the Offered Certificates and the
                           Mortgage Loans is contained in the Preliminary Prospectus.   The foregoing is
                           qualified in its entirety by the information appearing in the Preliminary Prospectus.

YIELD MAINTENANCE AGREEMENT

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with Barclays Bank PLC, (the
"Counterparty") for the benefit of the Offered Certificates. On each Distribution Date, payments under the
Yield Maintenance Agreement will be made based on an amount equal to the lesser of  (a) the notional amount set forth in the table below and (b) the outstanding certificate principal balance of the Class A and Class M
Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing
Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate of 5.25% beginning with the Distribution Date in October 2006. The Yield Maintenance Agreement
will terminate after the Distribution Date in September 2011.

------------ --------------------- --------- ----------------------
  PERIOD     NOTIONAL BALANCE ($)   PERIOD   NOTIONAL BALANCE ($)
------------ --------------------- --------- ----------------------
     1             698,610,000.03     32            195,656,287.80
     2             691,182,741.89     33            186,167,827.38
     3             685,034,978.99     34            177,086,818.83
     4             676,862,947.41     35            168,395,217.48
     5             666,662,752.43     36            160,075,794.89
     6             654,446,196.33     37            152,115,810.94
     7             640,241,466.51     38            152,115,810.94
     8             624,093,662.98     39            152,115,810.94
     9             606,065,847.22     40            149,225,254.65
    10             586,557,254.75     41            143,172,253.60
    11             565,790,293.11     42            137,376,018.54
    12             543,906,310.83     43            131,825,278.39
    13             522,829,459.10     44            126,509,268.83
    14             502,529,671.99     45            121,417,709.13
    15             482,978,012.42     46            116,540,780.13
    16             464,146,629.54     47            111,869,103.11
    17             446,008,717.72     48            107,393,719.76
    18             428,538,477.04     49            103,106,072.96
    19             411,711,075.35     50             98,997,988.56
    20             395,502,611.72     51             95,061,657.90
    21             379,887,068.49     52             91,289,621.16
    22             364,495,197.87     53             87,674,751.55
    23             337,893,723.66     54             84,210,240.12
    24             313,250,092.24     55             80,889,581.33
    25             290,451,548.12     56             77,706,559.28
    26             269,317,866.69     57             74,655,234.54
    27             249,904,173.59     58             71,729,931.65
    28             238,076,360.32     59             68,925,228.93
    29             226,759,907.51     60             66,235,308.16
    30             215,932,061.28     61                      0.00
    31             205,571,100.19
------------ --------------------- --------- ----------------------

                                              RATING AGENCY CONTACTS

---------------------------------------------------------------------------------------------------------------------------
                                           NAME                                                  PHONE EXTENSION
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 MOODY'S:                                  Tim Gildner                                           (212) 553-2919
 S&P:                                      Monica Perelmuter                                     (212) 438-6309

                                                FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS FOR
                                                                                   RASC SERIES 2006-EMX8 TRUST
                                                                     (Filed pursuant to Rule 433; SEC File No. 333-131209)

MLNUSA [GRAPHIC OMITTED]

FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS

PART II OF II

$698,610,000 (APPROXIMATE)

RASC SERIES 2006-EMX8 TRUST
Issuing Entity

MORTGAGE LENDERS NETWORK USA, INC.
Originator and Subservicer

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING SECURITIES, LLC
Master Servicer and Sponsor

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2006-EMX8

September 22, 2006

                ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES, LLC.

EXPECTED TIMING:          Pricing Date:                     On or about  September 25, 2006
                          Settlement Date:                  On or about  September 28, 2006
                          First Payment Date:               October 25, 2006

STRUCTURE:                Fixed and ARMs:                   Senior / Subordinated structure
                          Rating Agencies:                  Moody's and S&P

--------------------------------------------------------------------------------------------------------------------------
This Information was prepared by Residential Funding Securities, LLC in its capacity as underwriter.  This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and
Other Information, which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

             STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

Any transactions in the certificates will be effected through Residential Funding Securities, LLC.

The information herein has been provided solely by Residential Funding Securities, LLC. ("RFS") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFS is a wholly owned subsidiary of RFC.

Neither the issuing entity nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuing entity or its affiliates.

THE  DEPOSITOR HAS FILED A  REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS)  WITH THE SEC FOR THE OFFERING TO WHICH
THIS  COMMUNICATION  RELATES.  BEFORE YOU INVEST,  YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION  STATEMENT AND
OTHER  DOCUMENTS  THE  DEPOSITOR  HAS FILED WITH THE SEC FOR MORE  COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE
OFFERING.  YOU MAY GET  THESE  DOCUMENTS  AT NO  CHARGE  BY  VISITING  EDGAR  ON THE  SEC  WEB  SITE AT  WWW.SEC.GOV.
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THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE (888) 523-3990.

The  certificates may not be suitable for all investors.  RFS and its affiliates may acquire,  hold or sell positions in these  certificates,  or in related  derivatives,  and may have an investment or commercial  banking  relationship with the depositor.

No contract of sale for the certificates, written, oral or otherwise, will be effective between RFS and potential purchasers until a preliminary prospectus supplement is delivered by RFS to such potential purchasers and the potential purchaser and RFS enter into a contract after the delivery of such preliminary prospectus supplement.

The certificates referred to in these materials are being sold when, as and if issued.  The issuing entity is not obligated to issue such certificate or any similar certificate and RFS's obligation to deliver such certificate is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such certificate when, as and if issued by the issuing entity.  You are advised that the terms of the certificates of any series, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus for that series.  You are advised that certificates may not be issued that have the characteristics described in these materials.  RFS's obligation to sell such certificates to you is conditioned on the mortgage loans and certificates having the characteristics described in these materials.  If for any reason RFS does not deliver such certificates, RFS will notify you, and neither the issuing entity nor any underwriter will have any obligation to you to deliver all or any portion of the certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

Investors are urged to read the base prospectus, free writing prospectus or preliminary prospectus supplement and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange
Commission because they contain important information.

The  information  in this  free  writing  prospectus  is  preliminary,  and  will be  superseded  by the  preliminary prospectus.  This free writing  prospectus  is being  delivered to you solely to provide you with  information  about the  offering of the  certificates  referred to in this free writing  prospectus  and to solicit an offer to purchase the  certificates,  when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not constitute a contractual  commitment by you to purchase any of the certificates  until we have accepted your offer to purchase  certificates.  We will not accept any offer by you to purchase the certificates,  and you will not have any contractual  commitment  to  purchase  any  of the  certificates  until  after  you  have  received  the  preliminary prospectus.  You may  withdraw  your  offer to  purchase  certificates  at any time prior to our  acceptance  of your offer. The information in this free writing  prospectus  supersedes any information  contained in any prior materials relating to the certificates.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

RFS and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the certificates mentioned herein or derivatives thereof (including options).  Information in these materials is current as of the date appearing on the material only.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these certificates prior to the time of your commitment to purchase any certificates.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these certificates in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFS's judgment as of this date and are subject to change.
All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFS does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility.  RFS (or any of its affiliates) or their officers, directors, analysts or employees may have positions in certificates, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such certificates, commodities or derivative instruments. In addition, RFS may make a market in the certificates referred to herein.

Finally,  RFS has not addressed the legal,  accounting and tax  implications of the analysis with respect to you, and RFS strongly urges you to seek advice from your counsel, accountant and tax advisor.

AGGREGATE COLLATERAL SUMMARY

SUMMARY                                                        TOTAL                              MINIMUM     MAXIMUM
Aggregate Current Principal Balance                                              $744,741,871.08   $9,391.99   $1,000,000.00
Number of Mortgage Loans                                                                   4,441

Average Current Principal Balance                                                    $167,696.89
Weighted Average Original Loan-to-Value                                                   85.03%      13.00%         100.00%
Weighted Average Mortgage Rate                                                             8.99%       6.00%          14.20%
Weighted Average Net Mortgage Rate                                                         8.44%       5.45%          13.65%
Weighted Average Note Margin                                                               6.01%       1.79%           9.20%
Weighted Average Maximum Mortgage Rate                                                    14.63%      12.10%          18.25%
Weighted Average Minimum Mortgage Rate                                                     8.62%       4.35%          12.25%
Weighted Average Term to Next Rate Adjustment Date (months)                                   25          17              59
Weighted Average Remaining Term to Stated Maturity (months)                                  338         106             360
Weighted Average Credit Score                                                                618         500             804

Weighted Average reflected in Total
                                                                                                  PERCENT OF CUT-OFF DATE
                                                                             RANGE                PRINCIPAL BALANCE
Product Type                                                   Hybrid ARM                             78.01%
                                                               Fixed                                  21.99%

Lien                                                           First                                  88.57%
                                                               Second                                 11.43%

Property Type                                                  Single Family (detached)               62.98%
                                                               Townhouse/rowhouse                      1.91%
                                                               Condo under 5 stories                   6.22%
                                                               Condo Mid-Rise (5 to 8 stories)         0.27%
                                                               Condo High-Rise (9 stories or
                                                               more)                                   0.46%
                                                               Detached PUD                           14.12%
                                                               Attached PUD                            2.99%
                                                               Two-to-four family units               11.05%

Occupancy Status                                               Primary Residence                      95.82%
                                                               Second/Vacation                         1.51%
                                                               Non Owner Occupied                      2.66%

Documentation Type                                             Full Documentation                     60.45%
                                                               Reduced Documentation                  39.55%

Loans with Prepayment penalties                                                                       60.07%

Interest Only Percentage                                                                               3.87%

Loans serviced by Mortgage Lenders Network USA, Inc                                                  100.00%

                                            LIEN POSITION OF THE AGGREGATE LOANS
                                                                         % OF        AVERAGE       WEIGHTED       WEIGHTED
                                     NUMBER OF                        PRINCIPAL     PRINCIPAL       AVERAGE       AVERAGE
LIEN POSITION                          LOANS     PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
----------------------------------- ------------ ------------------- ------------- ------------- -------------- -------------
First Lien                             2,919      $ 659,619,823         88.57%      $ 225,975         615          83.28%

Second Lien                            1,522         85,122,048         11.43          55,928         639          98.56
TOTAL:                                 4,441      $ 744,741,871        100.00%      $ 167,697         618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            PRODUCT TYPE OF THE AGGREGATE LOANS
                                                                         % OF        AVERAGE       WEIGHTED       WEIGHTED
                                     NUMBER OF                        PRINCIPAL     PRINCIPAL       AVERAGE       AVERAGE
PRODUCT TYPE                           LOANS     PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
----------------------------------- ------------ ------------------- ------------- ------------- -------------- -------------
FRM                                     430       $   53,314,139        7.16%       $ 123,986         620         81.50%

FRM 30/15 Balloon                      1,372          78,194,812       10.50           56,993        639          98.93
FRM 40/30 Balloon                       145           32,267,177        4.33          222,532        617          80.32
2YR Hybrid                              702          134,185,278       18.02          191,147        607          84.37
2YR Hybrid 40/30 Balloon               1,303         327,347,073       43.95          251,226        616          83.25
2YR Hybrid IO                           75            21,927,586        2.94          292,368        639          83.32
3YR Hybrid                              131           25,547,818        3.43          195,022        606          86.34
3YR Hybrid 40/30 Balloon                244           59,476,267        7.99          243,755        615          84.51
3YR Hybrid IO                           20             6,901,243        0.93          345,062        649          82.86
5YR Hybrid                               3             1,312,069        0.18          437,356        599          93.10
5YR Hybrid 40/30 Balloon                16             4,268,409        0.57          266,776        623          75.98
TOTAL:                                 4,441       $ 744,741,871      100.00%       $ 167,697        618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                              CREDIT SCORE DISTRIBUTION OF THE AGGREGATE LOANS
                                                                        % OF        AVERAGE       WEIGHTED
                                     NUMBER OF                       PRINCIPAL     PRINCIPAL       AVERAGE
CREDIT SCORE RANGE                     LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE     ORIGINAL LTV
----------------------------------- ------------ ------------------ ------------- ------------- --------------
500 - 519                               121       $   20,355,020       2.73%       $ 168,223       80.42%
520 - 539                               194            38,951,632       5.23          200,782       81.20
540 - 559                               199            41,406,932       5.56          208,075       80.96
560 - 579                               162            31,401,237       4.22          193,835       80.59
580 - 599                               569            93,724,839      12.58          164,719       83.64
600 - 619                               934           153,576,255      20.62          164,429       89.61
620 - 639                               906           145,764,004      19.57          160,887       84.58
640 - 659                               566            90,948,692      12.21          160,687       85.21
660 - 679                               356            57,105,912       7.67          160,410       84.97
680 - 699                               196            32,019,493       4.30          163,365       85.91
700 - 719                               113            19,091,510       2.56          168,951       85.52

720 - 739                               43              7,456,181       1.00          173,400       82.70

740 - 759                               45              8,264,652       1.11          183,659       86.12

760 or Greater                          37              4,675,511       0.63          126,365       85.32
TOTAL:                                 4,441        $ 744,741,871       100.00%      $ 167,697      85.03%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 618.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE LOANS
                                                                        % OF        AVERAGE       WEIGHTED       WEIGHTED
                                     NUMBER OF                       PRINCIPAL     PRINCIPAL       AVERAGE        AVERAGE
ORIGINAL MORTGAGE LOAN BALANCE ($)     LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
----------------------------------- ------------ ------------------ ------------- ------------- -------------- --------------
100,000 or less                        1,743      $   95,376,616       12.81%      $   54,720        626           93.36%
100,001 to 200,000                     1,322         192,814,881       25.89          145,851        612           83.47
200,001 to 300,000                      737          180,972,821       24.30          245,553        614           83.08
300,001 to 400,000                      351          121,566,487       16.32          346,343        615           83.85
400,001 to 500,000                      151           67,004,970        9.00          443,742        622           84.49
500,001 to 600,000                      67            36,606,615        4.92          546,367        628           86.42
600,001 to 700,000                      34            21,799,438        2.93          641,160        621           82.32
700,001 to 800,000                      25            18,860,788        2.53          754,432        631           88.16

800,001 to 900,000                       9             7,739,637        1.04          859,960        626           83.88

900,001 to 1,000,000                     2             1,999,619        0.27          999,810        671           83.50
TOTAL:                                 4,441       $ 744,741,871      100.00%       $ 167,697        618           85.03%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $167,697.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         NET MORTGAGE RATES OF THE AGGREGATE LOANS
                                                                        % OF        AVERAGE       WEIGHTED       WEIGHTED
                                     NUMBER OF                       PRINCIPAL     PRINCIPAL       AVERAGE        AVERAGE
NET MORTGAGE RATES (%)                 LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
----------------------------------- ------------ ------------------ ------------- ------------- -------------- --------------
  5.000 -   5.499                        1        $       526,857       0.07%       $ 526,857        722          80.00%

  5.500 -   5.999                       34             10,762,177       1.45          316,535        664           76.63
  6.000 -   6.499                       139            37,136,298       4.99          267,168        643           76.94
  6.500 -   6.999                       283            70,957,172       9.53          250,732        643           78.21
  7.000 -   7.499                       525           125,608,101      16.87          239,254        628           80.08
  7.500 -   7.999                       407            88,607,658      11.90          217,709        623           81.87
  8.000 -   8.499                       533           112,990,560      15.17          211,990        609           82.54
  8.500 -   8.999                       353            65,686,193       8.82          186,080        598           84.54
  9.000 -   9.499                       341            64,046,935       8.60          187,821        580           87.09
  9.500 -   9.999                       272            45,124,489       6.06          165,899        599           93.46
 10.000 -  10.499                       243            36,666,886       4.92          150,893        606           96.44

 10.500 -  10.999                       219            21,535,874       2.89           98,337        626           97.57

 11.000 -  11.499                       292            20,718,232       2.78           70,953        645           97.93

 11.500 -  11.999                       274            15,644,923       2.10           57,098        626           98.57

 12.000 -  12.499                       320            17,953,904       2.41           56,106        614           99.37

 12.500 -  12.999                       178             9,433,572       1.27           52,998        607           99.64

 13.000 -  13.499                       24              1,210,370       0.16           50,432        617           98.35

 13.500 -  13.999                        3                131,671       0.02           43,890        603           98.22
TOTAL:                                 4,441        $ 744,741,871       100.00%     $ 167,697        618           85.03%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 8.4422% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     MORTGAGE RATES OF THE LOANS OF THE AGGREGATE LOANS
                                                                     % OF          AVERAGE        WEIGHTED       WEIGHTED
                               NUMBER OF                           PRINCIPAL      PRINCIPAL        AVERAGE        AVERAGE
MORTGAGE RATE (%)                LOANS      PRINCIPAL BALANCE       BALANCE        BALANCE      CREDIT SCORE   ORIGINAL LTV
----------------------------- ------------ --------------------- -------------- --------------- -------------- --------------
  6.000 -   6.499                 28        $     8,958,372          1.20%        $ 319,942          666           77.14%
  6.500 -   6.999                 130            35,422,963          4.76           272,484          645           76.98
  7.000 -   7.499                 258            65,410,135          8.78           253,528          644           77.94
  7.500 -   7.999                 529           128,149,452         17.21           242,248          628           80.06
  8.000 -   8.499                 401            86,966,168         11.68           216,873          624           81.45
  8.500 -   8.999                 531           114,160,200         15.33           214,991          611           82.60
  9.000 -   9.499                 367            65,183,172          8.75           177,611          600           84.52
  9.500 -   9.999                 353            68,624,370          9.21           194,403          581           86.48
 10.000 -  10.499                 254            42,311,908          5.68           166,582          598           92.75
 10.500 -  10.999                 261            41,257,996          5.54           158,077          606           96.40
 11.000 -  11.499                 214            20,960,244          2.81            97,945          625           97.45
 11.500 -  11.999                 302            21,986,987          2.95            72,805          644           98.00
 12.000 -  12.499                 263            15,052,220          2.02            57,233          628           98.61
 12.500 -  12.999                 324            17,979,469          2.41            55,492          614           99.29
 13.000 -  13.499                 190            10,494,521          1.41            55,234          609           99.44
 13.500 -  13.999                 33              1,692,022          0.23            51,273          616           98.82
 14.000 -  14.499                  3                131,671          0.02            43,890          603           98.22
TOTAL:                           4,441        $ 744,741,871        100.00%        $ 167,697          618           85.03%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 8.9922% per annum.

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       ORIGINAL LOAN-TO-VALUE OF THE AGGREGATE LOANS
                                                                               % OF           AVERAGE         WEIGHTED
                                       NUMBER OF                            PRINCIPAL        PRINCIPAL        AVERAGE
ORIGINAL LTV RATIO (%)                   LOANS       PRINCIPAL BALANCE       BALANCE          BALANCE       CREDIT SCORE
------------------------------------- ------------ ---------------------- --------------- ---------------- ---------------
  0.01 -  50.00                           54        $     7,774,213           1.04%        $ 143,967           601
 50.01 -  55.00                           23              3,859,504           0.52           167,805           589
 55.01 -  60.00                           33              7,096,744           0.95           215,053           605
 60.01 -  65.00                           64             12,436,601           1.67           194,322           577
 65.01 -  70.00                           92             17,860,614           2.40           194,137           596
 70.01 -  75.00                           146            30,779,089           4.13           210,816           584
 75.01 -  80.00                          1,408          315,015,260          42.30           223,732           631
 80.01 -  85.00                           213            48,357,716           6.49           227,032           583
 85.01 -  90.00                           523           108,964,588          14.63           208,345           592
 90.01 -  95.00                           183            37,448,021           5.03           204,634           635
 95.01 - 100.00                          1,702          155,149,521          20.83            91,157           630
TOTAL:                                   4,441        $ 744,741,871         100.00%        $ 167,697           618

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 85.03%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                         GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE AGGREGATE LOANS
                                                                        % OF        AVERAGE       WEIGHTED       WEIGHTED
                                      NUMBER OF      PRINCIPAL       PRINCIPAL     PRINCIPAL       AVERAGE        AVERAGE
STATE                                   LOANS         BALANCE         BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
------------------------------------ ------------ ----------------- ------------- ------------- -------------- --------------
Alabama                                  67        $ 7,352,928         0.99%       $ 109,745         589          88.69%

Arkansas                                 31          2,922,453          0.39          94,273         606           84.43

Arizona                                  172        29,582,129         3.97          171,989         614           83.51

California                               89         25,516,411         3.43          286,701         632           84.76

Colorado                                 22          3,444,971          0.46          156,590        618           83.63

Connecticut                              167        26,418,781          3.55          158,196        618           82.42

District of Columbia                     15          2,620,622          0.35          174,708        625           86.01

Delaware                                 29          3,648,111          0.49          125,797        605           84.29
Florida                                  743       121,955,756         16.38          164,140        622           85.05

Georgia                                  292        36,222,948          4.86          124,051        615           88.16

Iowa                                      3            244,689          0.03           81,563        625           96.07

Idaho                                    10          1,652,974          0.22          165,297        612           84.79

Illinois                                 241        36,372,220          4.88          150,922        623           87.21

Indiana                                  20          1,610,310          0.22           80,515        627           91.82

Kansas                                    5            404,944          0.05           80,989        575           91.44

Kentucky                                 38          3,881,105          0.52          102,134        597           85.21

Louisiana                                54          4,581,376          0.62           84,840        597           85.66

Massachusetts                            275        53,844,698          7.23          195,799        622           82.86

Maryland                                 327        66,221,687          8.89          202,513        612           83.38

Maine                                    39          4,570,241          0.61          117,186        617           80.35

Michigan                                 91          8,061,240          1.08           88,585        596           89.36

Minnesota                                80         10,128,832          1.36          126,610        616           85.76

Missouri                                 32          2,939,396          0.39           91,856        577           87.85

Mississippi                              15          1,627,703          0.22          108,514        623           86.34

Montana                                   1             99,969          0.01           99,969        557           65.00

North Carolina                           73          8,745,969          1.17          119,808        613           88.84

North Dakota                              1            137,984           0.02          137,984        502           80.00

Nebraska                                  2            390,298          0.05          195,149        630           94.35

New Hampshire                            41          5,696,047          0.76          138,928        614           87.11

New Jersey                               261        60,627,758          8.14          232,290        611           86.30

New Mexico                               10          1,067,395          0.14          106,740        622           84.93

Nevada                                   39          9,063,618          1.22          232,400        615           86.41

New York                                 299        82,952,785         11.14          277,434        629           83.99

Ohio                                     32          3,413,264          0.46          106,664        610           86.76

Oklahoma                                 52          4,964,630          0.67           95,474        606           86.14

Oregon                                   18          4,354,394          0.58          241,911        622           80.11

Pennsylvania                             169        23,993,442          3.22          141,973        603           83.03

Rhode Island                             54          8,345,889          1.12          154,553        642           85.60

South Carolina                           61          6,275,336          0.84          102,874        610           86.65

Tennessee                                120        12,139,478          1.63          101,162        603           86.58

Texas                                    55          6,981,661          0.94          126,939        620           87.30

Utah                                     25          3,529,847          0.47          141,194        613           88.53

Virginia                                 176        33,435,325          4.49          189,973        618           86.03

Vermont                                   4            713,442          0.10          178,360        602           88.14

Washington                               49          7,724,525          1.04          157,643        608           83.35

Wisconsin                                36          3,229,991          0.43           89,722        623           88.64

West Virginia                             6          1,032,298          0.14          172,050        541           77.79
TOTAL:                                  4,441    $ 744,741,871        100.00%      $ 167,697         618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                        MORTGAGE LOAN PURPOSE OF THE AGGREGATE LOANS
                                                                        % OF         AVERAGE       WEIGHTED       WEIGHTED
                                    NUMBER OF                         PRINCIPAL     PRINCIPAL       AVERAGE       AVERAGE
LOAN PURPOSE                          LOANS      PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
---------------------------------- ------------ -------------------- ------------ -------------- -------------- -------------
Purchase                              2,396      $ 358,980,282         48.20%      $ 149,825          632          87.36%
Rate/Term Refinance                    235          17,326,700          2.33          73,731          630          93.92
Equity Refinance                      1,810        368,434,889         49.47         203,555          602          82.34
TOTAL:                                4,441      $ 744,741,871        100.00%      $ 167,697          618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                  MORTGAGE LOAN DOCUMENTATION TYPES OF THE AGGREGATE LOANS
                                                                        % OF         AVERAGE       WEIGHTED       WEIGHTED
                                    NUMBER OF                         PRINCIPAL     PRINCIPAL       AVERAGE       AVERAGE
DOCUMENTATION                         LOANS      PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
---------------------------------- ------------ -------------------- ------------ -------------- -------------- -------------
Full Documentation                    2,699      $ 450,194,220         60.45%      $ 166,800          609          83.79%
Reduced Documentation                 1,742        294,547,652         39.55         169,086          631          86.93
TOTAL:                                4,441      $ 744,741,871        100.00%      $ 167,697          618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                           OCCUPANCY TYPE OF THE AGGREGATE LOANS
                                                                                                                  WEIGHTED
                                                                            % OF        AVERAGE      WEIGHTED      AVERAGE
                                            NUMBER OF      PRINCIPAL      PRINCIPAL    PRINCIPAL     AVERAGE      ORIGINAL
OCCUPANCY TYPE                                LOANS         BALANCE        BALANCE      BALANCE    CREDIT SCORE      LTV
------------------------------------------- ----------- ---------------- ------------ ------------ ------------- ------------
Primary Residence                             4,224      $ 713,628,240     95.82%      $ 168,946       617         85.05%

Second/Vacation                                 74         11,280,036       1.51         152,433       638         89.56

Non-Owner Occupied                             143         19,833,595       2.66         138,696       621         81.60
TOTAL:                                        4,441     $ 744,741,871     100.00%      $ 167,697       618         85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                      MORTGAGED PROPERTY TYPES OF THE AGGREGATE LOANS
                                                                                                                  WEIGHTED
                                                                            % OF        AVERAGE      WEIGHTED      AVERAGE
                                            NUMBER OF      PRINCIPAL      PRINCIPAL    PRINCIPAL     AVERAGE      ORIGINAL
PROPERTY TYPE                                 LOANS         BALANCE        BALANCE      BALANCE    CREDIT SCORE      LTV
------------------------------------------- ----------- ---------------- ------------ ------------ ------------- ------------
Single-family detached                        2,952  $ 469,051,919         62.98%   $ 158,893          612          84.52%

Townhouse                                       80      14,237,386          1.91      177,967          624          84.35

Condo-Low-Rise(Less than 5 stories)            356      46,323,138          6.22      130,121          627          86.90

Condo Mid-Rise (5 to 8 stories)                 12       2,047,289          0.27      170,607          634          87.96

Condo High-Rise (9 stories or more)             15       3,396,030          0.46      226,402          644          85.62

Planned Unit Developments (detached)           535     105,155,103         14.12      196,552          618          86.12

Planned Unit Developments (attached)           145      22,238,679          2.99      153,370          621          85.37

Two-to-four family units                       346      82,292,328         11.05      237,839          640          85.39
TOTAL:                                        4,441  $ 744,741,871        100.00%   $ 167,697          618         85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            CREDIT GRADES OF THE AGGREGATE LOANS
                                                                        % OF        AVERAGE       WEIGHTED       WEIGHTED
                                     NUMBER OF                       PRINCIPAL     PRINCIPAL       AVERAGE        AVERAGE
AGGREGATE CREDIT GRADE                 LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
----------------------------------- ------------ ------------------ ------------- ------------- -------------- --------------
A4                                     1,921        $ 340,534,199       45.73%      $ 177,269        621          84.62%
A5                                     1,853          264,143,678       35.47         142,549        631           86.93
AX                                      294            60,197,928       8.08          204,755        594           84.27
AM                                      217            48,302,265       6.49          222,591        580           82.64
B                                       65             13,802,146       1.85          212,341        578           80.19
C                                       91             17,761,656       2.38          195,183        568           77.44
TOTAL:                                 4,441        $ 744,741,871       100.00%     $ 167,697        618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                      PREPAYMENT PENALTY TERMS OF THE AGGREGATE LOANS
                                                                        % OF        AVERAGE       WEIGHTED       WEIGHTED
                                     NUMBER OF                       PRINCIPAL     PRINCIPAL       AVERAGE        AVERAGE
PREPAYMENT PENALTY TERM                LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
----------------------------------- ------------ ------------------ ------------- ------------- -------------- --------------
None                                   1,884      $ 297,393,681        39.93%       $ 157,852         616          85.89%

Other                                    1               97,161         0.01           97,161         595           90.00
12 Months                               437         112,939,712        15.16          258,443         627           84.11
24 Months                              1,526        264,565,357        35.52          173,372         614           84.51
36 Months                               592          69,604,068         9.35          117,574         623           84.84

60 Months                                1              141,892         0.02          141,892         560           70.00
TOTAL:                                 4,441      $ 744,741,871       100.00%       $ 167,697         618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

                                         INTEREST ONLY TERMS OF THE AGGREGATE LOANS
                                                                        % OF        AVERAGE       WEIGHTED       WEIGHTED
                                     NUMBER OF                       PRINCIPAL     PRINCIPAL       AVERAGE        AVERAGE
INTEREST ONLY TERM                     LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
----------------------------------- ------------ ------------------ ------------- ------------- -------------- --------------
None                                   4,346      $ 715,913,042        96.13%       $ 164,729        617          85.10%

24 Months                                1              300,420         0.04          300,420        630           80.00
60 Months                               94           28,528,409         3.83          303,494        641           83.24
TOTAL:                                 4,441      $ 744,741,871       100.00%       $ 167,697        618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            NOTE MARGINS OF THE AGGREGATE LOANS
                                                                       % OF         AVERAGE       WEIGHTED       WEIGHTED
                                  NUMBER OF                         PRINCIPAL      PRINCIPAL       AVERAGE        AVERAGE
NOTE MARGIN (%)                     LOANS      PRINCIPAL BALANCE     BALANCE        BALANCE     CREDIT SCORE   ORIGINAL LTV
-------------------------------- ------------ -------------------- ------------- -------------- -------------- --------------
Fixed Rate Mortgages                1,947        $ 163,776,129        21.99%      $   84,117         628          89.59%
  1.500 -   1.999                     1                305,221         0.04          305,221         658           85.00
  3.000 -   3.499                     3                937,367         0.13          312,456         642           81.92
  3.500 -   3.999                    22              7,587,134         1.02          344,870         669           78.16
  4.000 -   4.499                    115            31,052,587         4.17          270,022         642           76.69
  4.500 -   4.999                    221            57,709,159         7.75          261,127         643           79.14
  5.000 -   5.499                    432          107,899,315         14.49          249,767         626           80.33
  5.500 -   5.999                    364            83,972,268        11.28          230,693         621           82.10
  6.000 -   6.499                    437            98,352,344        13.21          225,063         610           83.29
  6.500 -   6.999                    295            60,214,063         8.09          204,115         598           84.37
  7.000 -   7.499                    402            88,992,351        11.95          221,374         587           90.48
  7.500 -   7.999                    146            30,858,336         4.14          211,358         590           93.21
  8.000 -   8.499                    55             12,962,137         1.74          235,675         599           95.42
  9.000 -   9.499                     1                123,462         0.02          123,462         503           65.00
TOTAL:                              4,441        $ 744,741,871       100.00%       $ 167,697         618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 6.014% per annum.

                                       MAXIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
                                                                        % OF         AVERAGE      WEIGHTED       WEIGHTED
                                     NUMBER OF                        PRINCIPAL     PRINCIPAL      AVERAGE        AVERAGE
MAXIMUM MORTGAGE RATE (%)              LOANS     PRINCIPAL BALANCE     BALANCE       BALANCE    CREDIT SCORE   ORIGINAL LTV
------------------------------------ ----------- ------------------ -------------- ------------ -------------- --------------
Fixed Rate Mortgages                   1,947        $ 163,776,129        21.99%       $84,117           628          89.59%

 12.000 -  12.999                       135            38,560,544         5.18        285,634           648           77.05

 13.000 -  13.999                       644           164,964,332        22.15        256,156           633           79.69

 14.000 -  14.999                       786           177,243,937        23.80        225,501           616           82.36

 15.000 -  15.999                       554           117,588,148        15.79        212,253           588           85.66

 16.000 -  16.999                       303            67,464,192         9.06        222,654           595           94.79

 17.000 -  17.999                        70            14,617,207         1.96        208,817           599           96.97

 18.000 -  18.999                        2                527,383         0.07        263,691           590          100.00
TOTAL:                                 4,441        $ 744,741,871       100.00%     $ 167,697           618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.6334%
per annum.

                                       MINIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
                                                                        % OF         AVERAGE      WEIGHTED       WEIGHTED
                                     NUMBER OF                        PRINCIPAL     PRINCIPAL      AVERAGE        AVERAGE
MINIMUM MORTGAGE RATES (%)             LOANS     PRINCIPAL BALANCE     BALANCE       BALANCE    CREDIT SCORE   ORIGINAL LTV
------------------------------------ ----------- ------------------ -------------- ------------ -------------- --------------
Fixed Rate Mortgages                   1,947      $ 163,776,129        21.99%      $84,117           628          89.59%

  4.000 -   4.999                        2              358,745         0.05       179,373           664           70.77

  5.000 -   5.999                        1              327,906         0.04       327,906           686           80.00

  6.000 -   6.999                       141          39,788,459         5.34       282,188           647           77.35

  7.000 -   7.999                       641         164,186,175        22.05       256,141           633           79.69

  8.000 -   8.999                       784         176,961,857        23.76       225,717           616           82.35

  9.000 -   9.999                       551         116,833,806        15.69       212,040           588           85.68

 10.000 -  10.999                       302          67,364,205         9.05       223,060           595           94.81

 11.000 -  11.999                        70          14,617,207         1.96       208,817           599           96.97

 12.000 -  12.999                        2              527,383         0.07       263,691           590          100.00
TOTAL:                                 4,441      $ 744,741,871        100.00%     167,697           618          85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately
8.6248% per annum.

                                 NEXT INTEREST RATE ADJUSTMENT DATE OF THE AGGREGATE LOANS
                                                                        % OF        AVERAGE       WEIGHTED       WEIGHTED
                                     NUMBER OF                       PRINCIPAL     PRINCIPAL       AVERAGE        AVERAGE
NEXT INTEREST ADJUSTMENT DATE          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE     CREDIT SCORE   ORIGINAL LTV
----------------------------------- ------------ ------------------ ------------- ------------- -------------- --------------
Fixed Rate Mortgages                   1,947      $ 163,776,129        21.99%      $   84,117        628           89.59%

February 2008                            3              814,350         0.11          271,450        569           85.78

March 2008                               4            1,002,631         0.13          250,658        644           80.00

April 2008                               3            1,166,944         0.16          388,981        618           83.77
May 2008                                63           14,025,022         1.88          222,619        622           82.90
June 2008                               133          29,370,976         3.94          220,834        615           81.46
July 2008                               199          46,608,494         6.26          234,214        611           83.27
August 2008                            1,674        390,099,522        52.38          233,034        614           83.79

September 2008                           1              372,000         0.05          372,000        679           80.00

September 2009                           1              163,098         0.02          163,098        521           80.00

April 2009                               1              136,706         0.02          136,706        514           90.00

May 2009                                 3              786,361         0.11          262,120        576           86.05

June 2009                               10            2,256,354         0.30          225,635        634           87.58

July 2009                                9            1,580,125         0.21          175,569        583           80.63
August 2009                             371          87,002,684        11.68          234,509        616           84.90

June 2011                                1              141,892         0.02          141,892        560           70.00

July 2011                                3              805,799         0.11          268,600        614           73.75

August 2011                             15            4,632,787         0.62          308,852        620           81.40
TOTAL:                                 4,441      $ 744,741,871       100.00%       $ 167,697        618           85.03%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 25.

                                DEBT TO INCOME RATIO OF THE AGGREGATE LOANS
                                                                                     WEIGHTED     WEIGHTED
                                                             % OF        AVERAGE      AVERAGE      AVERAGE
                           NUMBER OF                       PRINCIPAL    PRINCIPAL     CREDIT      ORIGINAL
  DTI                        LOANS     PRINCIPAL BALANCE    BALANCE      BALANCE       SCORE         LTV
-------------------------- ----------- ------------------ ------------ ------------ ------------ ------------
     20.00       or Less      168     $31,825,716            4.27%    $189,439          625        83.43%

     20.01 -      25.00       129      21,193,077            2.85      164,287          611         82.67

     25.01 -      30.00       191      29,456,848            3.96      154,224          606         81.13

     30.01 -      35.00       343      52,693,678            7.08      153,626          620         83.88

     35.01 -      40.00       612      97,066,511            13.03     158,605          615         83.71

     40.01 -      45.00       852      139,220,370           18.69     163,404          620         85.36

     45.01 -      50.00      1,172     186,791,960           25.08     159,379          621         86.09

     50.01 -      55.00       970      185,688,435           24.93     191,431          615         85.90

     55.01 -      60.00        4       805,276               0.11      201,319          622         83.22

TOTAL:                       4,441     $744,741,871.08     100.00%     167,697          618        85.03%

As of the cut-off date, the weighted average debt-to-income ratio of the mortgage loans was approximately 43.14%.

GROUP I COLLATERAL SUMMARY

SUMMARY                                                       TOTAL                              MINIMUM      MAXIMUM
Aggregate Current Principal Balance                                             $426,224,151.86   $11,972.13   $1,000,000.00
Number of Mortgage Loans                                                                  2,405

Average Current Principal Balance                                                   $177,224.18
Weighted Average Original Loan-to-Value                                                  85.32%       13.00%         100.00%
Weighted Average Mortgage Rate                                                            8.99%        6.00%          14.20%
Weighted Average Net Mortgage Rate                                                        8.44%        5.45%          13.65%
Weighted Average Note Margin                                                              6.01%        1.79%           9.20%
Weighted Average Maximum Mortgage Rate                                                   14.62%       12.15%          18.00%
Weighted Average Minimum Mortgage Rate                                                    8.61%        6.15%          12.00%
Weighted Average Term to Next Rate Adjustment Date (months)                                  25           17              59
Weighted Average Remaining Term to Stated Maturity (months)                                 337          106             360
Weighted Average Credit Score                                                               620          500             794

Weighted Average reflected in Total
                                                                                                 PERCENT OF CUT-OFF DATE
                                                                            RANGE                PRINCIPAL BALANCE
Product Type                                                  Hybrid ARM                              77.60%
                                                              Fixed                                   22.40%

Lien                                                          First                                   87.87%
                                                              Second                                  12.13%

Property Type                                                 Single Family (detached)                60.04%
                                                              Townhouse/rowhouse                       2.29%
                                                              Condo under 5 stories                    5.69%
                                                              Condo Mid-Rise (5 to 8 stories)          0.34%
                                                              Condo High-Rise (9 stories or
                                                              more)                                    0.44%
                                                              Detached PUD                            15.78%
                                                              Attached PUD                             3.10%
                                                              Two-to-four family units                12.33%

Occupancy Status                                              Primary Residence                       92.70%
                                                              Second/Vacation                          2.65%
                                                              Non Owner Occupied                       4.65%

Documentation Type                                            Full Documentation                      59.55%
                                                              Reduced Documentation                   40.45%

Loans with Prepayment penalties                                                                       68.28%

Interest Only Percentage                                                                               4.71%

Loans serviced by Mortgage Lenders Network USA                                                       100.00%

                                             LIEN POSITION OF THE GROUP I LOANS
                                                                                                                  WEIGHTED
                                                                           % OF        AVERAGE       WEIGHTED      AVERAGE
                                     NUMBER OF                          PRINCIPAL     PRINCIPAL      AVERAGE      ORIGINAL
LIEN POSITION                          LOANS       PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE      LTV
---------------------------------- -------------- -------------------- ------------- ------------- ------------- ------------
First Lien                             1,584       $    374,543,730       87.87%      $  236,454       618         83.53%

Second Lien                             821              51,680,422        2.13           62,948       640          98.30
TOTAL:                                 2,405       $    426,224,152      100.00%      $  177,224       620         85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             PRODUCT TYPE OF THE GROUP I LOANS
                                                                                                                  WEIGHTED
                                                                           % OF        AVERAGE       WEIGHTED      AVERAGE
                                     NUMBER OF                          PRINCIPAL     PRINCIPAL      AVERAGE      ORIGINAL
PRODUCT TYPE                           LOANS       PRINCIPAL BALANCE     BALANCE       BALANCE     CREDIT SCORE      LTV
---------------------------------- -------------- -------------------- ------------- ------------- ------------- ------------
FRM                                     236       $29,985,719              7.04%     $127,058          620         81.67%

FRM 30/15 Balloon                       745       47,755,988              11.20      64,102            640          98.71

FRM 40/30 Balloon                       76        17,752,836               4.17      233,590           621          80.42

2YR Hybrid                              392       75,063,171              17.61      191,488           611          84.87

2YR Hybrid 40/30 Balloon                715       189,731,221             44.51      265,358           617          83.24

2YR Hybrid IO                           46        15,181,213               3.56      330,026           640          84.34

3YR Hybrid                              58        10,948,049               2.57      188,759           613          87.68

3YR Hybrid 40/30 Balloon                118       32,417,756               7.61      274,727           619          84.59

3YR Hybrid IO                           12        4,904,300                1.15      408,692           654          85.10

5YR Hybrid                               2        952,296                  0.22      476,148           590          98.05

5YR Hybrid 40/30 Balloon                 5        1,531,602                0.36      306,320           629          77.60
TOTAL:                                 2,405     $426,224,152              100.00%   177,224           620         85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                 CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
                                                                                                      WEIGHTED
                                                                              % OF        AVERAGE      AVERAGE
                                                           PRINCIPAL       PRINCIPAL     PRINCIPAL    ORIGINAL
CREDIT SCORE RANGE                 NUMBER OF LOANS          BALANCE         BALANCE       BALANCE        LTV
------------------------------- ----------------------- ----------------- ------------- ------------ ------------
500 - 519                                 67            $10,635,746           2.50%    $158,742         81.99%

520 - 539                                107            21,700,592            5.09      202,809         80.51

540 - 559                                100            21,246,255            4.98      212,463         81.98

560 - 579                                 88            16,656,794            3.91      189,282         81.23

580 - 599                                308            53,183,106           12.48      172,672         83.97

600 - 619                                506            86,805,744           20.37      171,553         90.10

620 - 639                                473            81,559,693           19.14      172,431         84.21

640 - 659                                311            53,575,522           12.57      172,269         85.20

660 - 679                                196            34,102,474            8.00      173,992         85.56

680 - 699                                105            19,214,682            4.51      182,997         86.33

700 - 719                                 65            12,584,265            2.95      193,604         85.63

720 - 739                                 30            5,808,207             1.36      193,607         84.18

740 - 759                                 27            5,773,264             1.35      213,825         87.32

760 or Greater                            22            3,377,808             0.79      153,537         84.47

TOTAL:                                  2,405           426,224,152         100.00%     177,224        85.32%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 620.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                               ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                              % OF        AVERAGE      AVERAGE    AVERAGE
ORIGINAL MORTGAGE LOAN                                     PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT     ORIGINAL
BALANCE ($)                        NUMBER OF LOANS          BALANCE         BALANCE       BALANCE       SCORE        LTV
------------------------------- ----------------------- ----------------- ------------- ------------ ------------ -----------
100,000        or less                   953           $55,025,912           12.91%    $57,740           623        91.76%

100,001 to 200,000                       772            110,415,967          25.91      143,026          616        84.93

200,001 to 300,000                       273            66,345,504           15.57      243,024          617        83.57

300,001 to 400,000                       133            46,122,478           10.82      346,786          618        82.63

400,001 to 500,000                       137            61,308,196           14.38      447,505          621        83.96

500,001 to 600,000                        67            36,606,615            8.59      546,367          628        86.42

600,001 to 700,000                        34            21,799,438            5.11      641,160          621        82.32

700,001 to 800,000                        25            18,860,788            4.43      754,432          631        88.16

800,001 to 900,000                        9             7,739,637             1.82      859,960          626        83.88

900,001 to 1,000,000                      2             1,999,619             0.47      999,810          671        83.50

TOTAL:                                  2,405           426,224,152         100.00%     177,224          620        85.32%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $177,224.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          NET MORTGAGE RATES OF THE GROUP I LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                              % OF        AVERAGE      AVERAGE    AVERAGE
                                                           PRINCIPAL       PRINCIPAL     PRINCIPAL     CREDIT     ORIGINAL
NET MORTGAGE RATES (%)             NUMBER OF LOANS          BALANCE         BALANCE       BALANCE       SCORE        LTV
------------------------------- ----------------------- ----------------- ------------- ------------ ------------ -----------
  5.000 -   5.499                         1              $526,857            0.12%     $ 526,857         722        80.00%

  5.500 -   5.999                         18            6,762,523             1.59      375,696          670        78.53

  6.000 -   6.499                         76            21,950,434            5.15      288,822          645        77.58

  6.500 -   6.999                        156            43,645,009           10.24      279,776          646        78.40

  7.000 -   7.499                        264            66,857,017           15.69      253,246          631        80.57

  7.500 -   7.999                        232            51,230,199           12.02      220,820          628        82.07

  8.000 -   8.499                        288            62,319,539           14.62      216,387          610        82.31

  8.500 -   8.999                        192            38,251,346            8.97      199,226          600        84.71

  9.000 -   9.499                        197            38,211,378            8.97      193,966          582        87.97

  9.500 -   9.999                        142            25,210,546            5.91      177,539          604        94.18

 10.000 -  10.499                        138            21,215,226            4.98      153,734          610        96.76

 10.500 -  10.999                        127            12,166,689            2.85      95,801           633        97.56

 11.000 -  11.499                        157            12,187,568            2.86      77,628           648        97.90

 11.500 -  11.999                        143            9,252,424             2.17      64,702           627        98.17

 12.000 -  12.499                        166            10,363,971            2.43      62,434           613        99.15

 12.500 -  12.999                         95            5,326,756             1.25      56,071           608        99.71

 13.000 -  13.499                         12            671,325               0.16      55,944           618        97.03

 13.500 -  13.999                         1             75,346                0.02      75,346           599        100.00

TOTAL:                                  2,405           426,224,152         100.00%     177,224          620        85.32%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 8.4398% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                      MORTGAGE RATES OF THE LOANS OF THE GROUP I LOANS
                                                                                                    WEIGHTED
                                                                          % OF         AVERAGE       AVERAGE      WEIGHTED
                                   NUMBER OF                           PRINCIPAL      PRINCIPAL      CREDIT       AVERAGE
MORTGAGE RATE (%)                    LOANS       PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE     ORIGINAL LTV
-------------------------------- -------------- --------------------- ------------- -------------- ------------ -------------
  6.000 -   6.499                     15         $        5,660,294      1.33%        $  377,353       676         79.29%
  6.500 -   6.999                     70                 20,757,644       4.87           296,538       647         77.91
  7.000 -   7.499                     149                41,513,357       9.74           278,613       647         77.84
  7.500 -   7.999                     261                68,152,432      15.99           261,120       630         80.64
  8.000 -   8.499                     227                50,137,298      11.76           220,869       628         81.70
  8.500 -   8.999                     293                63,385,890      14.87           216,334       612         82.44
  9.000 -   9.499                     193                36,500,345       8.56           189,121       600         84.84
  9.500 -   9.999                     206                41,438,903       9.72           201,160       584         86.97
 10.000 -  10.499                     133                24,630,175       5.78           185,189       601         93.50
 10.500 -  10.999                     147                23,338,608       5.48           158,766       611         97.01

 11.000 -  11.499                     122                11,402,461       2.68           93,463        631         97.18

 11.500 -  11.999                     167                13,192,862       3.10           78,999        648         98.14

 12.000 -  12.499                     132                 8,599,141       2.02           65,145        630         98.32

 12.500 -  12.999                     175                10,825,611       2.54           61,861        612         99.05

 13.000 -  13.499                     100                5,866,486         1.38          58,665        609         99.31

 13.500 -  13.999                     14                 747,299           0.18          53,378        618         97.33

 14.000 -  14.499                      1                 75,346            0.02          75,346        599         100.00
TOTAL:                               2,405          $    426,224,152       100.00%    $  177,224       620         85.32%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 8.9898% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                        ORIGINAL LOAN-TO-VALUE OF THE GROUP I LOANS
                                                                                                    WEIGHTED
                                                                          % OF         AVERAGE       AVERAGE
                                   NUMBER OF                           PRINCIPAL      PRINCIPAL      CREDIT
ORIGINAL LTV RATIO (%)               LOANS       PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE
-------------------------------- -------------- --------------------- ------------- -------------- ------------
  0.01 -  50.00                       22         $        3,349,487      0.79%       $  152,249        607

 50.01 -  55.00                       12                  2,070,796       0.49           172,566       590

 55.01 -  60.00                       18                  3,702,850       0.87           205,714       609

 60.01 -  65.00                       33                  6,344,941       1.49           192,271       584

 65.01 -  70.00                       52                  9,502,390       2.23           182,738       596
 70.01 -  75.00                       86                 18,696,981       4.39           217,407       586
 75.01 -  80.00                       771               180,048,843      42.24           233,526       633
 80.01 -  85.00                       115                27,259,536       6.40           237,039       587
 85.01 -  90.00                       296                63,134,029      14.81           213,291       595
 90.01 -  95.00                       101                20,910,061       4.91           207,030       643
 95.01 - 100.00                       899                91,204,239      21.40           101,451       631
TOTAL:                               2,405         $    426,224,152     100.00%       $  177,224       620

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 85.32%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                          GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF        AVERAGE    AVERAGE       AVERAGE
                                                           PRINCIPAL       PRINCIPAL     PRINCIPAL   CREDIT       ORIGINAL
STATE                              NUMBER OF LOANS          BALANCE         BALANCE       BALANCE      SCORE         LTV
------------------------------- ----------------------- ----------------- ------------- ------------ ----------- ------------
Alabama                                   50              $ 4,576,084         1.07%    $91,522          584         88.31%

Arkansas                                  22               2,145,413          0.50      97,519          604         84.52

Arizona                                  100               16,502,339         3.87      165,023         620         83.24

California                                58               18,268,817         4.29      314,980         633         85.68

Colorado                                  12               1,645,856          0.39      137,155         625         85.70

Connecticut                               84               15,600,569         3.66      185,721         621         82.17

District of Columbia                      8                1,105,770          0.26      138,221         648         94.83

Delaware                                  18               2,435,781          0.57      135,321         603         82.93

Florida                                  512               88,900,026         20.86     173,633         625         85.14

Georgia                                  112               14,459,687         3.39      129,104         613         88.45

Iowa                                      1                28,780             0.01      28,780          660        100.00

Idaho                                     5                654,334            0.15      130,867         630         84.00

Illinois                                  83               12,075,278         2.83      145,485         631         89.02

Indiana                                   13               995,624            0.23      76,586          644         90.82

Kansas                                    2                125,920            0.03      62,960          597         92.28

Kentucky                                  25               2,371,183          0.56      94,847          594         86.35

Louisiana                                 39               3,662,254          0.86      93,904          599         84.24

Massachusetts                             68               13,836,447         3.25      203,477         640         84.53

Maryland                                 188               39,859,235         9.35      212,017         614         83.87

Maine                                     21               2,410,136          0.57      114,768         614         78.42

Michigan                                  55               4,366,819          1.02      79,397          589         86.71

Minnesota                                 39               5,721,711          1.34      146,711         617         85.57

Missouri                                  24               1,881,879          0.44      78,412          576         87.88

Mississippi                               13               1,526,306          0.36      117,408         628         85.96

Montana                                   1                99,969             0.02      99,969          557         65.00

North Carolina                            19               3,011,008          0.71      158,474         609         91.93

Nebraska                                  1                220,359            0.05      220,359         650         90.00

New Hampshire                             20               2,464,261          0.58      123,213         619         84.38

New Jersey                                73               22,314,096         5.24      305,673         603         88.13

New Mexico                                3                211,405            0.05      70,468          672         87.16

Nevada                                    20               4,728,391          1.11      236,420         620         87.35

New York                                 200               65,987,065         15.48     329,935         631         84.86

Ohio                                      21               1,807,023          0.42      86,049          600         90.71

Oklahoma                                  44               4,418,932          1.04      100,430         604         85.83

Oregon                                    8                2,431,004          0.57      303,876         628         76.02

Pennsylvania                             128               17,381,633         4.08      135,794         609         82.80

Rhode Island                              20               2,560,354          0.60      128,018         658         84.96

South Carolina                            19               2,339,688          0.55      123,141         617         90.35

Tennessee                                 80               8,977,211          2.11      112,215         602         86.47

Texas                                     35               4,028,908          0.95      115,112         624         86.91

Utah                                      6                899,428            0.21      149,905         617         92.28

Virginia                                 110               21,894,073         5.14      199,037         619         85.74

Vermont                                   2                623,657            0.15      311,829         588         87.09

Washington                                27               3,296,583          0.77      122,096         614         83.70

Wisconsin                                 13               935,165            0.22      71,936          616         97.18

West Virginia                             3                437,688            0.10      145,896         536         85.32

TOTAL:                                  2,405              426,224,152        100.00%   177,224         620        85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                         MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                              % OF         AVERAGE    AVERAGE     AVERAGE
                                              NUMBER OF                       PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
LOAN PURPOSE                                    LOANS     PRINCIPAL BALANCE    BALANCE     BALANCE      SCORE        LTV
--------------------------------------------- ----------- ------------------- ---------- ------------ ----------- -----------
Purchase                                        1,303      $    215,979,883     50.67%    $165,756          634         87.12%

Rate/Term Refinance                              235             17,326,700      4.07       73,731          630        93.92

Equity Refinance                                 867            192,917,569     45.26      222,512          604        82.54

TOTAL:                                          2,405      $    426,224,152    100.00%    $177,224          620        85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                              % OF         AVERAGE    AVERAGE     AVERAGE
                                              NUMBER OF                       PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
DOCUMENTATION                                   LOANS     PRINCIPAL BALANCE    BALANCE     BALANCE      SCORE        LTV
--------------------------------------------- ----------- ------------------- ---------- ------------ ----------- -----------
Full Documentation                              1,468      $    253,818,864    59.55%     $172,901         611        84.26%

Reduced Documentation                            937            172,405,288     40.45      183,997         633        86.88

TOTAL:                                          2,405      $    426,224,152    100.00%    $177,224         620        85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            OCCUPANCY TYPE OF THE GROUP I LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                              % OF         AVERAGE    AVERAGE     AVERAGE
                                              NUMBER OF                       PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
OCCUPANCY TYPE                                  LOANS     PRINCIPAL BALANCE    BALANCE     BALANCE      SCORE        LTV
--------------------------------------------- ----------- ------------------- ---------- ------------ ----------- -----------
Primary Residence                               2,188      $    395,110,521    92.70%     $180,581         620        85.39%

Second/Vacation                                   74             11,280,036     2.65       152,433         638        89.56

Non-Owner Occupied                               143             19,833,595     4.65       138,696         621        81.60

TOTAL:                                          2,405      $    426,224,152    100.00%   $ 177,224         620        85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
                                                                                                      WEIGHTED    WEIGHTED
                                                                              % OF         AVERAGE    AVERAGE     AVERAGE
                                              NUMBER OF                       PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
PROPERTY TYPE                                   LOANS     PRINCIPAL BALANCE    BALANCE     BALANCE      SCORE        LTV
--------------------------------------------- ----------- ------------------- ---------- ------------ ----------- -----------
Single-family detached                          1,564    $255,888,266           60.04%     $163,611         613        85.03%

Townhouse                                         54      9,744,957             2.29        180,462         626        84.62

Condo-Low-Rise(Less than 5 stories)              185      24,252,468            5.69        131,094         630        87.14

Condo Mid-Rise (5 to 8 stories)                   9       1,467,181             0.34        163,020         640        85.77

Condo High-Rise (9 stories or more)               8       1,866,787             0.44        233,348         676        91.26

Planned Unit Developments (detached)             317      67,241,042            15.78       212,117         623        86.11

Planned Unit Developments (attached)              86      13,212,732            3.10        153,636         624        84.88

Two-to-four family units                         182      52,550,720            12.33       288,740         641        84.93

TOTAL:                                          2,405    $426,224,152           100.00%   $ 177,224         620        85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             CREDIT GRADES OF THE GROUP I LOANS
                                                                                                       WEIGHTED    WEIGHTED
                                                                                 % OF      AVERAGE     AVERAGE     AVERAGE
                                                               PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
AGGREGATE CREDIT GRADE                  NUMBER OF LOANS         BALANCE         BALANCE     BALANCE      SCORE        LTV
------------------------------------- --------------------- ----------------- ------------ ----------- ----------- ----------
A4                                           1,070         $192,067,051          45.06%   $179,502       626       85.30%

A5                                            964           151,908,826          35.64     157,582        631        86.59

AX                                            182           39,268,351           9.21      215,760        597        84.73

AM                                            116           27,372,354           6.42      235,969        582        82.47

B                                              24           6,122,003            1.44      255,083        582        80.59

C                                              49           9,485,567            2.23      193,583        566        79.31

TOTAL:                                       2,405          426,224,152         100.00%    177,224        620       85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
                                                                                                       WEIGHTED    WEIGHTED
                                                                                 % OF      AVERAGE     AVERAGE     AVERAGE
                                                               PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
PREPAYMENT PENALTY TERM                 NUMBER OF LOANS         BALANCE         BALANCE     BALANCE      SCORE        LTV
------------------------------------- --------------------- ----------------- ------------ ----------- ----------- ----------
None                                          782          $135,190,763          31.72%    $172,878      617       86.80%

Other                                          1            97,161               0.02      97,161         595        90.00

12 Months                                     265           78,438,004           18.40     295,992        630        84.49

24 Months                                     979           168,072,367          39.43     171,678        618        84.80

36 Months                                     377           44,283,966           10.39     117,464        622        84.34

60 Months                                      1            141,892              0.03      141,892        560        70.00

TOTAL:                                       2,405          426,224,152         100.00%    177,224        620       85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

                                          INTEREST ONLY TERMS OF THE GROUP I LOANS
                                                                                                       WEIGHTED    WEIGHTED
                                                                                 % OF      AVERAGE     AVERAGE     AVERAGE
                                                               PRINCIPAL       PRINCIPAL   PRINCIPAL   CREDIT      ORIGINAL
INTEREST ONLY TERM                      NUMBER OF LOANS         BALANCE         BALANCE     BALANCE      SCORE        LTV
------------------------------------- --------------------- ----------------- ------------ ----------- ----------- ----------
None                                         2,347         $406,138,639          95.29%   $173,046        619       85.36%

24 Months                                      1            300,420              0.07      300,420        630        80.00

60 Months                                      57           19,785,093           4.64      347,107        644        84.59

TOTAL:                                       2,405          426,224,152          100.00%   177,224        620       85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             NOTE MARGINS OF THE GROUP I LOANS
                                                                         % OF         AVERAGE       WEIGHTED      WEIGHTED
                                 NUMBER OF                            PRINCIPAL      PRINCIPAL      AVERAGE       AVERAGE
NOTE MARGIN (%)                    LOANS        PRINCIPAL BALANCE      BALANCE        BALANCE     CREDIT SCORE  ORIGINAL LTV
------------------------------ --------------- --------------------- ------------- -------------- ------------- -------------
Fixed Rate Mortgages               1,057         $      95,494,544      22.40%      $  90,345        630          89.96%

  1.500 -   1.999                    1                  305,221         0.07           305,221       658          85.00

  3.000 -   3.499                    2                  631,902         0.15           315,951       593          82.85

  3.500 -   3.999                    11                 4,732,161       1.11           430,196       681          80.22
  4.000 -   4.499                    65                 18,934,297      4.44           291,297       644          77.13
  4.500 -   4.999                   129                 36,996,951      8.68           286,798       646          79.21
  5.000 -   5.499                   202                 55,512,633      13.02          274,815       629          80.52
  5.500 -   5.999                   194                 46,701,523      10.96          240,729       627          81.88
  6.000 -   6.499                   242                 54,320,812      12.74          224,466       612          83.32
  6.500 -   6.999                   160                 33,265,070      7.80           207,907       599          85.10
  7.000 -   7.499                   238                 55,077,306      12.92          231,417       589          90.83
  7.500 -   7.999                    76                 17,482,871      4.10           230,038       594          93.66

  8.000 -   8.499                    27                 6,645,400       1.56           246,126       607          94.66

  9.000 -   9.499                    1                  123,462         0.03           123,462       503          65.00
TOTAL:                             2,405           $    426,224,152     100.00%      $ 177,224       620          85.32%

With respect to the Junior Lien Loans, the table was calculated using the
Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 6.009% per annum.

                                           MAXIMUM MORTGAGE RATES OF THE GROUP I LOANS
                                                                                                            WEIGHTED    WEIGHTED
                                                                                     % OF        AVERAGE    AVERAGE     AVERAGE
                                                                   PRINCIPAL      PRINCIPAL     PRINCIPAL   CREDIT      ORIGINAL
MAXIMUM MORTGAGE RATE (%)                   NUMBER OF LOANS         BALANCE        BALANCE       BALANCE      SCORE        LTV
---------------------------------------- ---------------------- ---------------- ------------- ------------ ----------- -----------
Fixed Rate Mortgages                             1,057         $95,494,544          22.40%   $ 90,345          630        89.96%

 12.000 -  12.999                                 73            23,256,386          5.46       318,581         652        77.84

 13.000 -  13.999                                 331           93,976,048          22.05      283,916         636        79.88

 14.000 -  14.999                                 436           99,381,657          23.32      227,940         620        82.37

 15.000 -  15.999                                 310           67,685,925          15.88      218,342         589        86.16

 16.000 -  16.999                                 164           39,261,463           9.21      239,399         597        95.39

 17.000 -  17.999                                 33            7,030,641            1.65      213,050         601        97.07

 18.000 -  18.999                                  1            137,488              0.03      137,488         611        100.00

TOTAL:                                           2,405          426,224,152        100.00%     177,224         620        85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.6156% per annum.

                                           MINIMUM MORTGAGE RATES OF THE GROUP I LOANS
                                                                                                            WEIGHTED    WEIGHTED
                                                                                     % OF        AVERAGE    AVERAGE     AVERAGE
                                                                   PRINCIPAL      PRINCIPAL     PRINCIPAL   CREDIT      ORIGINAL
MINIMUM MORTGAGE RATES (%)                  NUMBER OF LOANS         BALANCE        BALANCE       BALANCE      SCORE        LTV
---------------------------------------- ---------------------- ---------------- ------------- ------------ ----------- -----------
Fixed Rate Mortgages                             1,057         $95,494,544         22.40%     $90,345       630        89.96%

  6.000 -   6.999                                 76            23,665,399           5.55      311,387         651        78.01

  7.000 -   7.999                                 330           93,746,597          21.99      284,081         636        79.88

  8.000 -   8.999                                 435           99,302,082          23.30      228,281         620        82.34

  9.000 -   9.999                                 310           67,685,925          15.88      218,342         589        86.16

 10.000 -  10.999                                 163           39,161,476           9.19      240,254         598        95.43

 11.000 -  11.999                                 33            7,030,641            1.65      213,050         601        97.07

 12.000 -  12.999                                  1            137,488              0.03      137,488         611        100.00

TOTAL:                                           2,405          426,224,152        100.00%     177,224         620        85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately
8.6125% per annum.

                                  NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP I LOANS
                                                                                                       WEIGHTED   WEIGHTED
                                                                                % OF        AVERAGE    AVERAGE    AVERAGE
                                                               PRINCIPAL      PRINCIPAL    PRINCIPAL   CREDIT     ORIGINAL
NEXT INTEREST ADJUSTMENT DATE            NUMBER OF LOANS        BALANCE        BALANCE      BALANCE      SCORE       LTV
-------------------------------------- --------------------- --------------- ------------ ------------ ---------- -----------
Fixed Rate Mortgages                          1,057         $95,494,544         22.40%   $90,345          630       89.96%

February-2008                                   3            814,350            0.19      271,450         569       85.78

March-2008                                      4            1,002,631          0.24      250,658         644       80.00

April-2008                                      3            1,166,944          0.27      388,981         618       83.77

May-2008                                        45           10,725,227         2.52      238,338         626       83.06

June-2008                                       71           15,377,713         3.61      216,588         616       82.48

July-2008                                      119           27,755,002         6.51      233,235         616       83.95

August-2008                                    907           222,761,739        52.26     245,603         617       83.85

September-2008                                  1            372,000            0.09      372,000         679       80.00

January-2009                                    1            163,098            0.04      163,098         521       80.00

April-2009                                      1            136,706            0.03      136,706         514       90.00

May-2009                                        2            662,234            0.16      331,117         562       83.43

June-2009                                       5            1,044,264          0.25      208,853         622       87.68

July-2009                                       4            741,813            0.17      185,453         563       76.51

August-2009                                    175           45,521,990         10.68     260,126         624       85.47

June-2011                                       1            141,892            0.03      141,892         560       70.00

August-2011                                     6            2,342,006          0.55      390,334         618       86.37

TOTAL:                                        2,405          426,224,152       100.00%    177,224         620       85.32%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 25.

                                  DEBT TO INCOME RATIO OF THE GROUP I LOANS
                                                                                     WEIGHTED
                                                              % OF        AVERAGE    AVERAGE       WEIGHTED
                           NUMBER OF                       PRINCIPAL     PRINCIPAL   CREDIT        AVERAGE
DTI                          LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE      SCORE     ORIGINAL LTV
-------------------------- ----------- ------------------ ------------- ------------ ----------- -------------
     20.00        or Less     118      $24,426,777            5.73%     $207,007       632         84.55%

     20.01 -      25.00        67      11,160,457             2.62      166,574         615         82.93

     25.01 -      30.00       105      16,631,720             3.90      158,397         607         80.03

     30.01 -      35.00       182      29,192,600             6.85      160,399         622         84.80

     35.01 -      40.00       340      56,452,934            13.24      166,038         617         84.07

     40.01 -      45.00       447      78,175,494            18.34      174,889         623         85.80

     45.01 -      50.00       639      106,375,539           24.96      166,472         621         86.04

     50.01 -      55.00       505      103,478,118           24.28      204,907         619         86.36

     55.01 -      60.00        2       330,513                0.08      165,257         623         82.09

TOTAL:                       2,405     426,224,152          100.00%     177,224         620         85.32%

As of the cut-off date, the weighted average debt-to-income ratio of the mortgage loans was approximately 42.66%.

GROUP II COLLATERAL SUMMARY

SUMMARY                                                       TOTAL                             MINIMUM         MAXIMUM
Aggregate Current Principal Balance                                            $318,517,719.22       $9,391.99   $415,879.10
Number of Mortgage Loans                                                                 2,036

Average Current Principal Balance                                                  $156,442.89
Weighted Average Original Loan-to-Value                                                 84.64%          13.00%       100.00%
Weighted Average Mortgage Rate                                                           9.00%           6.10%        14.20%
Weighted Average Net Mortgage Rate                                                       8.45%           5.55%        13.65%
Weighted Average Note Margin                                                             6.02%           3.30%         8.36%
Weighted Average Maximum Mortgage Rate                                                  14.66%          12.10%        18.25%
Weighted Average Minimum Mortgage Rate                                                   8.64%           4.35%        12.25%
Weighted Average Term to Next Rate Adjustment Date (months)                                 25              20            59
Weighted Average Remaining Term to Stated Maturity (months)                                341             119           359
Weighted Average Credit Score                                                              614             500           804

Weighted Average reflected in Total
                                                                                                PERCENT OF CUT-OFF DATE
                                                                           RANGE                PRINCIPAL BALANCE
Product Type                                                  Hybrid ARM                                78.56%
                                                              Fixed                                     21.44%

Lien                                                          First                                     89.50%
                                                              Second                                    10.50%

Property Type                                                 Single Family (detached)                  66.92%
                                                              Townhouse/rowhouse                         1.41%
                                                              Condo under 5 stories                      6.93%
                                                              Condo Mid-Rise (5 to 8 stories)            0.18%
                                                              Condo High-Rise (9 stories or
                                                              more)                                      0.48%
                                                              Detached PUD                              11.90%
                                                              Attached PUD                               2.83%
                                                              Two-to-four family units                   9.34%

Occupancy Status                                              Primary Residence                        100.00%
                                                              Second/Vacation                            0.00%
                                                              Non Owner Occupied                         0.00%

Documentation Type                                            Full Documentation                        61.65%
                                                              Reduced Documentation                     38.35%

Loans with Prepayment penalties                                                                         49.08%

Interest Only Percentage                                                                                 2.75%

Loans serviced by Mortgage Lenders Network USA, Inc                                                    100.00%

                                            LIEN POSITION OF THE GROUP II LOANS
                                                                                                                  WEIGHTED
                                                                           % OF        AVERAGE       WEIGHTED      AVERAGE
                                                                         PRINCIPAL    PRINCIPAL      AVERAGE      ORIGINAL
LIEN POSITION                      NUMBER OF LOANS   PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE      LTV
--------------------------------- ------------------ ------------------ ------------ ------------- ------------- ------------
First Lien                              1,335         $ 285,076,093       89.50%      $  213,540       611         82.96%

Second Lien                              701             33,441,627        10.50          47,706       638          98.96
TOTAL:                                  2,036         $ 318,517,719       100.00%     $  156,443       614         84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             PRODUCT TYPE OF THE GROUP II LOANS
                                                                                                                  WEIGHTED
                                                                           % OF        AVERAGE       WEIGHTED      AVERAGE
                                                                         PRINCIPAL    PRINCIPAL      AVERAGE      ORIGINAL
PRODUCT TYPE                       NUMBER OF LOANS   PRINCIPAL BALANCE    BALANCE      BALANCE     CREDIT SCORE      LTV
--------------------------------- ------------------ ------------------ ------------ ------------- ------------- ------------
FRM                                      194          $   23,328,420       7.32%     120,250           621         81.29%

FRM 30/15 Balloon                        627              30,438,824       9.56       48,547           637          99.28

FRM 40/30 Balloon                        69               14,514,341       4.56      210,353           613          80.20

2YR Hybrid                               310              59,122,107       0.19      190,716           602           0.84

2YR Hybrid 40/30 Balloon                 588             137,615,852      43.21      234,041           613          83.27

2YR Hybrid IO                            29               6,746,373        2.12      232,634           636          81.03

3YR Hybrid                               73              14,599,769        4.58      199,997           601          85.34

3YR Hybrid 40/30 Balloon                 126             27,058,511        8.50      214,750           610          84.42

3YR Hybrid IO                             8               1,996,943        0.63      249,618           636          77.37

5YR Hybrid                                1                 359,773        0.11      359,773           622          80.00

5YR Hybrid 40/30 Balloon                 11               2,736,807        0.86      248,801           620          75.07
TOTAL:                                  2,036         $ 318,517,719      100.00%  $  156,443           614          84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                 CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
                                                                                                        WEIGHTED
                                                                                % OF        AVERAGE     AVERAGE
                                                                  PRINCIPAL     PRINCIPAL   PRINCIPAL   ORIGINAL
CREDIT SCORE RANGE                      NUMBER OF LOANS            BALANCE       BALANCE     BALANCE       LTV
-------------------------------- ------------------------------ --------------- ----------- ----------- ----------
500 - 519                                     54                 $9,719,275      3.05%      $179,987     78.71%

520 - 539                                     87                17,251,040         5.42     198,288       82.06

540 - 559                                     99                20,160,677         6.33     203,643       79.89

560 - 579                                     74                14,744,443         4.63     199,249       79.86

580 - 599                                     261               40,541,733        12.73     155,332       83.20

600 - 619                                     428               66,770,511        20.96     156,006       88.96

620 - 639                                     433               64,204,311        20.16     148,278       85.06

640 - 659                                     255               37,373,170        11.73     146,561       85.22

660 - 679                                     160               23,003,438         7.22     143,771       84.10

680 - 699                                     91                12,804,811         4.02     140,712       85.28

700 - 719                                     48                6,507,244          2.04     135,568       85.31

720 - 739                                     13                1,647,974          0.52     126,767       77.49

740 - 759                                     18                2,491,388          0.78     138,410       83.35

760 or Greater                                15                1,297,703          0.41     86,514        87.54

TOTAL:                                       2,036              318,517,719      100.00%    156,443      84.64%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately
614.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                               ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
                                                                                                        WEIGHTED   WEIGHTED
                                                                                % OF        AVERAGE     AVERAGE    AVERAGE
ORIGINAL MORTGAGE LOAN BALANCE                                    PRINCIPAL     PRINCIPAL   PRINCIPAL   CREDIT     ORIGINAL
($)                                     NUMBER OF LOANS            BALANCE       BALANCE     BALANCE      SCORE       LTV
-------------------------------- ------------------------------ --------------- ----------- ----------- ---------- -----------
100,000 or less                               790              $40,350,704        12.67%    51,077         630       95.54%

100,001 to 200,000                            550               82,398,915        25.87     149,816        608       81.51

200,001 to 300,000                            464               114,627,317       35.99     247,042        612       82.79

300,001 to 400,000                            218               75,444,009        23.69     346,073        613       84.60

400,001 to 500,000                            14                5,696,774         1.79      406,912        630       90.21

TOTAL:                                       2,036              318,517,719       100.00%   156,443        614       84.64%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $156,443.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                          NET MORTGAGE RATES OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF        AVERAGE    AVERAGE       AVERAGE
                                                             PRINCIPAL      PRINCIPAL    PRINCIPAL   CREDIT       ORIGINAL
NET MORTGAGE RATES (%)                  NUMBER OF LOANS       BALANCE        BALANCE      BALANCE      SCORE         LTV
------------------------------------- -------------------- --------------- ------------ ------------ ----------- ------------
  5.500 -   5.999                             16          $3,999,653          1.26%    $249,978         653        73.43%

  6.000 -   6.499                             63           15,185,864         4.77      241,045         639         76.00

  6.500 -   6.999                             127          27,312,163         8.57      215,056         638         77.90

  7.000 -   7.499                             261          58,751,084         18.45     225,100         625         79.53

  7.500 -   7.999                             175          37,377,459         11.73     213,585         616         81.59

  8.000 -   8.499                             245          50,671,020         15.91     206,820         609         82.82

  8.500 -   8.999                             161          27,434,848         8.61      170,403         597         84.31

  9.000 -   9.499                             144          25,835,557         8.11      179,414         577         85.79

  9.500 -   9.999                             130          19,913,943         6.25      153,184         593         92.53

 10.000 -  10.499                             105          15,451,660         4.85      147,159         602         96.01

 10.500 -  10.999                             92           9,369,185          2.94      101,839         617         97.58

 11.000 -  11.499                             135          8,530,664          2.68      63,190          641         97.98

 11.500 -  11.999                             131          6,392,499          2.01      48,798          625         99.15

 12.000 -  12.499                             154          7,589,934          2.38      49,285          617         99.67

 12.500 -  12.999                             83           4,106,817          1.29      49,480          606         99.56

 13.000 -  13.499                             12           539,045            0.17      44,920          614        100.00

 13.500 -  13.999                              2           56,326             0.02      28,163          610         95.83

TOTAL:                                       2,036         318,517,719       100.00%    156,443         614        84.64%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 8.4454% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     MORTGAGE RATES OF THE LOANS OF THE GROUP II LOANS
                                                                        % OF         AVERAGE       WEIGHTED       WEIGHTED
                                   NUMBER OF                         PRINCIPAL      PRINCIPAL       AVERAGE       AVERAGE
MORTGAGE RATE (%)                    LOANS      PRINCIPAL BALANCE     BALANCE        BALANCE     CREDIT SCORE   ORIGINAL LTV
-------------------------------- -------------- ------------------- ------------- -------------- -------------- -------------
  6.000 -   6.499                     13         $     3,298,078       1.04%       $  253,698         649          73.47%
  6.500 -   6.999                     60              14,665,319        4.60           244,422        641          75.65
  7.000 -   7.499                     109             23,896,777        7.50           219,236        639          78.13
  7.500 -   7.999                     268             59,997,020       18.84           223,869        626          79.40
  8.000 -   8.499                     174             36,828,870       11.56           211,660        617          81.10
  8.500 -   8.999                     238             50,774,309       15.94           213,337        609          82.79
  9.000 -   9.499                     174             28,682,827        9.01           164,844        600          84.12
  9.500 -   9.999                     147             27,185,467        8.53           184,935        577          85.74
 10.000 -  10.499                     121             17,681,732        5.55           146,130        593          91.70
 10.500 -  10.999                     114             17,919,389        5.63           157,188        599          95.61
 11.000 -  11.499                     92                9,557,784       3.00           103,889        619          97.77

 11.500 -  11.999                     135               8,794,124       2.76            65,142         638          97.79

 12.000 -  12.499                     131               6,453,080       2.03            49,260         626          98.99

 12.500 -  12.999                     149               7,153,858       2.25            48,012         616          99.65

 13.000 -  13.499                     90                4,628,035       1.45           1,423          610           99.61

 13.500 -  13.999                     19                944,723         0.30            49,722         614          100.00
 14.000 -  14.499                      2                56,326          0.02            28,163          610          95.83
TOTAL:                               2,036       $ 318,517,719        100.00%      $  156,443         614          84.64%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 8.9954% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                        ORIGINAL LOAN-TO-VALUE OF THE GROUP II LOANS
                                                                        % OF         AVERAGE       WEIGHTED
                                   NUMBER OF                         PRINCIPAL      PRINCIPAL       AVERAGE
ORIGINAL LTV RATIO (%)               LOANS      PRINCIPAL BALANCE     BALANCE        BALANCE     CREDIT SCORE
-------------------------------- -------------- ------------------- ------------- -------------- --------------
  0.01 -  50.00                       32         $     4,424,726       1.39%       $  138,273         597
 50.01 -  55.00                       11               1,788,708       0.56           162,610        587
 55.01 -  60.00                       15               3,393,894       1.07           226,260        601
 60.01 -  65.00                       31               6,091,660       1.91           196,505        570
 65.01 -  70.00                       40               8,358,224       2.62           208,956        596
 70.01 -  75.00                       60              12,082,108       3.79           201,368        580
 75.01 -  80.00                       637            134,966,417      42.37           211,878       627
 80.01 -  85.00                       98              21,098,180       6.62           215,288        577
 85.01 -  90.00                       227             45,830,559      14.39           201,897        589
 90.01 -  95.00                       82              16,537,960       5.19           201,682        626

 95.01 - 100.00                       803             63,945,282      20.08            79,633         628
TOTAL:                               2,036         $ 318,517,719      100.00%      $  156,443        614

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 84.64%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                          GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                             % OF        AVERAGE      AVERAGE      AVERAGE
                                                            PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT      ORIGINAL
STATE                                  NUMBER OF LOANS       BALANCE        BALANCE      BALANCE       SCORE         LTV
------------------------------------ -------------------- --------------- ------------ ------------ ------------ ------------
Alabama                                      17            $2,776,844        0.87%      $163,344        597        89.31%

Arkansas                                      9             777,040          0.24      86,338           612         84.20

Arizona                                      72             13,079,790       4.11      181,664          606         83.85

California                                   31             7,247,594        2.28      233,793          628         82.44

Colorado                                     10             1,799,114        0.56      179,911          611         81.75

Connecticut                                  83             10,818,213       3.40      130,340          613         82.78

District of Columbia                          7             1,514,853        0.48      216,408          608         79.57

Delaware                                     11             1,212,330        0.38      110,212          610         87.00

Florida                                      231            33,055,730      10.38     143,098          614         84.80

Georgia                                      180            21,763,261       6.83      120,907          615         87.97

Iowa                                          2             215,910          0.07      107,955          621         95.54

Idaho                                         5             998,640          0.31      199,728          601         85.31

Illinois                                     158            24,296,942       7.63      153,778          619         86.31

Indiana                                       7             614,686          0.19      87,812           598         93.45

Kansas                                        3             279,024          0.09      93,008           565         91.06

Kentucky                                     13             1,509,922        0.47      116,148          602         83.42

Louisiana                                    15             919,122          0.29      61,275           589         91.35

Massachusetts                                207            40,008,251      12.56     193,277            616         82.28

Maryland                                     139            26,362,452       8.28      189,658          609         82.64

Maine                                        18             2,160,105        0.68      120,006          620         82.50

Michigan                                     36             3,694,421        1.16      102,623          604         92.50

Minnesota                                    41             4,407,121        1.38      107,491          614         86.01

Missouri                                      8             1,057,517        0.33      132,190          579         87.78

Mississippi                                   2             101,397          0.03      50,699           549         92.02

North Carolina                               54             5,734,960        1.80      106,203          615         87.22

North Dakota                                  1             137,984          0.04      137,984          502         80.00

Nebraska                                      1             169,939          0.05      169,939          605        100.00

New Hampshire                                21             3,231,786        1.01      153,895          611         89.20

New Jersey                                   188            38,313,662      12.03     203,796           616         85.23

New Mexico                                    7             855,990          0.27      122,284          610         84.37

Nevada                                       19             4,335,228        1.36      228,170          610         85.39

New York                                     99             16,965,720       5.33      171,371          622         80.62

Ohio                                         11             1,606,241        0.50      146,022          621         82.31

Oklahoma                                      8             545,699          0.17      68,212           615         88.69

Oregon                                       10             1,923,390        0.60      192,339          614         85.29

Pennsylvania                                 41             6,611,809        2.08      161,264          587         83.61

Rhode Island                                 34             5,785,534        1.82      170,163          636         85.88

South Carolina                               42             3,935,647        1.24      93,706           606         84.45

Tennessee                                    40             3,162,267        0.99      79,057           609         86.92

Texas                                        20             2,952,752        0.93      147,638          614         87.84

Utah                                         19             2,630,419        0.83      138,443          612         87.24

Virginia                                     66             11,541,252       3.62      174,867          615         86.58

Vermont                                       2             89,785           0.03      44,892           700         95.38

Washington                                   22             4,427,941        1.39      201,270          603         83.09

Wisconsin                                    23             2,294,826        0.72      99,775           625         85.16

West Virginia                                 3             594,610          0.19      198,203          545         72.24

TOTAL:                                      2,036           318,517,719      100.00%   156,443          614        84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                        MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                                             PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
LOAN PURPOSE                            NUMBER OF LOANS       BALANCE        BALANCE     BALANCE       SCORE         LTV
-------------------------------------- ------------------- --------------- ------------ ----------- ------------ ------------
Purchase                                     1,093        $143,000,399        44.90%  $ 130,833         630        87.71%

Equity Refinance                              943          175,517,320        55.10     186,127         601         82.13

TOTAL:                                       2,036         318,517,719       100.00%    156,443         614        84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                  MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                                             PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
DOCUMENTATION                           NUMBER OF LOANS       BALANCE        BALANCE     BALANCE       SCORE         LTV
-------------------------------------- ------------------- --------------- ------------ ----------- ------------ ------------
Full Documentation                           1,231         $196,375,356       61.65%   $159,525         605        83.17%

Reduced Documentation                         805          122,142,363        38.35     151,730         628         86.99

TOTAL:                                       2,036         318,517,719       100.00%    156,443         614        84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            OCCUPANCY TYPE OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                                             PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
OCCUPANCY TYPE                          NUMBER OF LOANS       BALANCE        BALANCE     BALANCE       SCORE         LTV
-------------------------------------- ------------------- --------------- ------------ ----------- ------------ ------------
Primary Residence                            2,036        $318,517,719       100.00%   $156,443         614        84.64%

TOTAL:                                       2,036         318,517,719       100.00%    156,443         614        84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                              % OF      AVERAGE       AVERAGE      AVERAGE
                                                             PRINCIPAL      PRINCIPAL   PRINCIPAL     CREDIT      ORIGINAL
PROPERTY TYPE                           NUMBER OF LOANS       BALANCE        BALANCE     BALANCE       SCORE         LTV
-------------------------------------- ------------------- --------------- ------------ ----------- ------------ ------------
Single-family detached                       1,388         $213,163,653       66.92%    153,576         610        83.92%

Townhouse                                      26          4,492,429          1.41      172,786         620         83.74

Condo-Low-Rise(Less than 5 stories)           171          22,070,671         6.93      129,068         623         86.65

Condo Mid-Rise (5 to 8 stories)                3           580,108            0.18      193,369         621         93.49

Condo High-Rise (9 stories or more)            7           1,529,243          0.48      218,463         604         78.72

Planned Unit Developments (detached)          218          37,914,061         11.90     173,918         609         86.13

Planned Unit Developments (attached)           59          9,025,947          2.83      152,982         617         86.09

Two-to-four family units                      164          29,741,608         9.34      181,351         639         86.20

TOTAL:                                       2,036         318,517,719       100.00%    156,443         614        84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                            CREDIT GRADES OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                             % OF        AVERAGE      AVERAGE      AVERAGE
                                                            PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT      ORIGINAL
AGGREGATE CREDIT GRADE                 NUMBER OF LOANS       BALANCE        BALANCE      BALANCE       SCORE         LTV
------------------------------------ -------------------- --------------- ------------ ------------ ------------ ------------
A4                                           851         $148,467,148        46.61%   $174,462         614        83.75%

A5                                           889          112,234,852        35.24     126,248          630         87.39

AX                                           112          20,929,577         6.57      186,871          589         83.39

AM                                           101          20,929,911         6.57      207,227          578         82.87

B                                            41           7,680,142          2.41      187,321          575         79.86

C                                            42           8,276,089          2.60      197,050          570         75.29

TOTAL:                                      2,036         318,517,719       100.00%    156,443          614        84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                       PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                             % OF        AVERAGE      AVERAGE      AVERAGE
                                                            PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT      ORIGINAL
PREPAYMENT PENALTY TERM                NUMBER OF LOANS       BALANCE        BALANCE      BALANCE       SCORE         LTV
------------------------------------ -------------------- --------------- ------------ ------------ ------------ ------------
None                                        1,102        $162,202,918       50.92%    $147,190          614        85.13%

12 Months                                    172          34,501,708         10.83     200,591          621         83.24

24 Months                                    547          96,492,991         30.29     176,404          608         84.02

36 Months                                    215          25,320,103         7.95      117,768          624         85.71

TOTAL:                                      2,036         318,517,719       100.00%    156,443          614        84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

                                         INTEREST ONLY TERMS OF THE GROUP II LOANS
                                                                                                     WEIGHTED     WEIGHTED
                                                                             % OF        AVERAGE      AVERAGE      AVERAGE
                                                            PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT      ORIGINAL
INTEREST ONLY TERM                     NUMBER OF LOANS       BALANCE        BALANCE      BALANCE       SCORE         LTV
------------------------------------ -------------------- --------------- ------------ ------------ ------------ ------------
None                                        1,999        $309,774,403       97.25%      $154,965          613        84.76%

60 Months                                    37           8,743,316          2.75        236,306          636         80.19

TOTAL:                                      2,036         318,517,719      100.00%       156,443          614        84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                             NOTE MARGINS OF THE GROUP II LOANS
                                                                        % OF         AVERAGE       WEIGHTED       WEIGHTED
                                                                     PRINCIPAL      PRINCIPAL       AVERAGE       AVERAGE
NOTE MARGIN (%)                NUMBER OF LOANS  PRINCIPAL BALANCE     BALANCE        BALANCE     CREDIT SCORE   ORIGINAL LTV
------------------------------ ---------------- ------------------- ------------- -------------- -------------- -------------
Fixed Rate Mortgages                 890          $   68,281,585       21.44%      $    76,721        626          89.08%

  3.000 -   3.499                     1                  305,465        0.10           305,465        743          80.00
  3.500 -   3.999                    11                2,854,973        0.90           259,543        649          74.73
  4.000 -   4.499                    50               12,118,291        3.80           242,366        640          76.01
  4.500 -   4.999                    92               20,712,208        6.50           225,133        637          79.03
  5.000 -   5.499                    230              52,386,682       16.45           227,768        623          80.14
  5.500 -   5.999                    170              37,270,745       11.70           219,240        614          82.39
  6.000 -   6.499                    195              44,031,532       13.82           225,803        608          83.26
  6.500 -   6.999                    135              26,948,992        8.46           199,622        597          83.46
  7.000 -   7.499                    164              33,915,045       10.65           206,799        584          89.91
  7.500 -   7.999                    70               13,375,464        4.20           191,078        584          92.64
  8.000 -   8.499                    28                6,316,737        1.98           225,598        590          96.22
TOTAL:                              2,036          $ 318,517,719      100.00%       $  156,443        614          84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 6.0205%
per annum.

                                           MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS
                                                                                 % OF        AVERAGE      WEIGHTED      WEIGHTED
                                                                PRINCIPAL      PRINCIPAL    PRINCIPAL     AVERAGE       AVERAGE
MAXIMUM MORTGAGE RATE (%)                NUMBER OF LOANS         BALANCE        BALANCE      BALANCE    CREDIT SCORE  ORIGINAL LTV
-------------------------------------- --------------------- ---------------- ------------ ------------ ------------- -------------
Fixed Rate Mortgages                           890          $68,281,585         21.44%      $76,721          626          89.08%

 12.000 -  12.999                               62           15,304,158          4.80       246,841          643          75.86

 13.000 -  13.999                              313           70,988,283         22.29       226,800          629          79.44

 14.000 -  14.999                              350           77,862,280         24.45       222,464          612          82.35

 15.000 -  15.999                              244           49,902,223         15.67       204,517          586          84.97

 16.000 -  16.999                              139           28,202,729          8.85       202,897          590          93.96

 17.000 -  17.999                               37            7,586,566          2.38       205,042          598          96.89

 18.000 -  18.999                               1               389,894          0.12       389,894          583          100.00

TOTAL:                                        2,036       $ 318,517,719        100.00%      156,443          614          84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.6569% per annum.

                                           MINIMUM MORTGAGE RATES OF THE GROUP II LOANS
                                                                                 % OF        AVERAGE      WEIGHTED      WEIGHTED
                                                                PRINCIPAL      PRINCIPAL    PRINCIPAL     AVERAGE       AVERAGE
MINIMUM MORTGAGE RATES (%)               NUMBER OF LOANS         BALANCE        BALANCE      BALANCE    CREDIT SCORE  ORIGINAL LTV
-------------------------------------- --------------------- ---------------- ------------ ------------ ------------- -------------
Fixed Rate Mortgages                           890          $68,281,585          21.44%   $76,721           626          89.08%

  4.000 -   4.999                               2            358,745             0.11      179,373          664          70.77

  5.000 -   5.999                               1            327,906             0.10      327,906          686          80.00

  6.000 -   6.999                               65           16,123,060          5.06      248,047          640          76.38

  7.000 -   7.999                              311           70,439,578          22.11     226,494          628          79.43

  8.000 -   8.999                              349           77,659,774          24.38     222,521          612          82.35

  9.000 -   9.999                              241           49,147,881          15.43     203,933          586          85.01

 10.000 -  10.999                              139           28,202,729          8.85      202,897          590          93.96

 11.000 -  11.999                               37           7,586,566           2.38      205,042          598          96.89

 12.000 -  12.999                               1            389,894             0.12      389,894          583          100.00

TOTAL:                                        2,036        $ 318,517,719         100.00%   156,443          614          84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately
8.6411% per annum.

                                  NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
                                                                          % OF        AVERAGE       WEIGHTED      WEIGHTED
                                                        PRINCIPAL       PRINCIPAL    PRINCIPAL      AVERAGE       AVERAGE
NEXT INTEREST ADJUSTMENT DATE       NUMBER OF LOANS      BALANCE         BALANCE      BALANCE     CREDIT SCORE  ORIGINAL LTV
----------------------------------- ---------------- ----------------- ------------ ------------- ------------- -------------
Fixed Rate Mortgages                      890      $ 68,281,585           21.44%    $76,721           626          89.08%

May-2008                                  18         3,299,795            1.04      183,322           607          82.38

June-2008                                 62         13,993,262           4.39      225,698           614          80.33

July-2008                                 80         18,853,492           5.92      235,669           604          82.27

August-2008                               767        167,337,783          52.54     218,172           611          83.72

May-2009                                   1         124,127              0.04      124,127           650          100.00

June-2009                                  5         1,212,090            0.38      242,418           645          87.50

July-2009                                  5         838,312              0.26      167,662           602          84.27

August-2009                               196        41,480,694           13.02     211,636           607          84.27

July-2011                                  3         805,799              0.25      268,600           614          73.75

August-2011                                9         2,290,781            0.72      254,531           623          76.31
TOTAL:                                   2,036     $ 318,517,719          100.00%  $156,443           614          84.64%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 25.

                                 DEBT TO INCOME RATIO OF THE GROUP II LOANS
                                                                                     WEIGHTED
                                                              % OF        AVERAGE    AVERAGE       WEIGHTED
                           NUMBER OF                       PRINCIPAL     PRINCIPAL   CREDIT        AVERAGE
 DTI                         LOANS     PRINCIPAL BALANCE    BALANCE       BALANCE      SCORE     ORIGINAL LTV
-------------------------- ----------- ------------------ ------------- ------------ ----------- -------------
     20.00       or Less       50      $7,398,939            2.32%    $147,979         603         79.73%

     20.01 -      25.00        62      10,032,620            3.15      161,816         606         82.37

     25.01 -      30.00        86      12,825,128            4.03      149,129         604         82.55

     30.01 -      35.00       161      23,501,078            7.38      145,969         618         82.75

     35.01 -      40.00       272      40,613,577            12.75     149,315         611         83.22

     40.01 -      45.00       405      61,044,875            19.17     150,728         616         84.78

     45.01 -      50.00       533      80,416,421            25.25     150,875         620         86.16

     50.01 -      55.00       465      82,210,317            25.81     176,796         609         85.33

     55.01 -      60.00        2       474,763               0.15      237,381         622         84.00

TOTAL:                       2,036     318,517,719           100.00%   156,443         614         84.64%

As of the cut-off date, the weighted average debt-to-income ratio of the mortgage loans was approximately 43.77%.